                                   Free Writing Prospectus
                                   Filed Pursuant to Rule 433
                                   Registration Statement Number: 333-127779-03

STRUCTURAL AND COLLATERAL INFORMATION

$2,543,341,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,742,147,258 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
OFFERED CLASSES A-1, A-2, A-3, A-SB, A-4, A-M, A-J, B, C, D, E AND F
CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

DECEMBER 2005

THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE
SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU
SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS
THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER
AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY VISITING EDGAR ON THE
SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER, ANY UNDERWRITER OR ANY
DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS IF
YOU REQUEST IT BY CALLING TOLL-FREE 1-800-294-1322 OR YOU E-MAIL A REQUEST TO
DG.PROSPECTUS_DISTRIBUTION@BOFASECURITIES.COM. THE SECURITIES MAY NOT BE
SUITABLE FOR ALL INVESTORS. BANC OF AMERICA SECURITIES LLC AND THE OTHER
UNDERWRITERS AND THEIR AFFILIATES MAY ACQUIRE, HOLD OR SELL POSITIONS IN THESE
SECURITIES, OR IN RELATED DERIVATIVES, AND MAY HAVE AN INVESTMENT OR COMMERCIAL
BANKING RELATIONSHIP WITH THE ISSUER.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.

                                BARCLAYS CAPITAL

                                   ----------

DEUTSCHE BANK SECURITIES                                          MORGAN STANLEY

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING THE OFFERED CERTIFICATES
--------------------------------------------------------------------------------

THE ASSET-BACKED SECURITIES REFERRED TO IN THESE MATERIALS, AND THE ASSET POOLS
BACKING THEM, ARE SUBJECT TO MODIFICATION OR REVISION (INCLUDING THE POSSIBILITY
THAT ONE OR MORE CLASSES OF SECURITIES MAY BE SPLIT, COMBINED OR ELIMINATED AT
ANY TIME PRIOR TO ISSUANCE OR AVAILABILITY OF A FINAL PROSPECTUS) AND ARE
OFFERED ON A "WHEN, AS AND IF ISSUED" BASIS. YOU UNDERSTAND THAT, WHEN YOU ARE
CONSIDERING THE PURCHASE OF THESE SECURITIES, A CONTRACT OF SALE WILL COME INTO
BEING NO SOONER THAN THE DATE ON WHICH THE RELEVANT CLASS HAS BEEN PRICED AND WE
HAVE CONFIRMED THE ALLOCATION OF SECURITIES TO BE MADE TO YOU; ANY "INDICATIONS
OF INTEREST" EXPRESSED BY YOU, AND ANY "SOFT CIRCLES" GENERATED BY US, WILL NOT
CREATE BINDING CONTRACTUAL OBLIGATIONS FOR YOU OR US.

BECAUSE THE ASSET-BACKED SECURITIES ARE BEING OFFERED ON A "WHEN, AS AND IF
ISSUED" BASIS, ANY SUCH CONTRACT WILL TERMINATE, BY ITS TERMS, WITHOUT ANY
FURTHER OBLIGATION OR LIABILITY BETWEEN US, IF THE SECURITIES THEMSELVES, OR THE
PARTICULAR CLASS TO WHICH THE CONTRACT RELATES, ARE NOT ISSUED. BECAUSE THE
ASSET-BACKED SECURITIES ARE SUBJECT TO MODIFICATION OR REVISION, ANY SUCH
CONTRACT ALSO IS CONDITIONED UPON THE UNDERSTANDING THAT NO MATERIAL CHANGE WILL
OCCUR WITH RESPECT TO THE RELEVANT CLASS OF SECURITIES PRIOR TO THE CLOSING
DATE. IF A MATERIAL CHANGE DOES OCCUR WITH RESPECT TO SUCH CLASS, OUR CONTRACT
WILL TERMINATE, BY ITS TERMS, WITHOUT ANY FURTHER OBLIGATION OR LIABILITY
BETWEEN US (THE "AUTOMATIC TERMINATION"). IF AN AUTOMATIC TERMINATION OCCURS, WE
WILL PROVIDE YOU WITH REVISED OFFERING MATERIALS REFLECTING THE MATERIAL CHANGE
AND GIVE YOU AN OPPORTUNITY TO PURCHASE SUCH CLASS. TO INDICATE YOUR INTEREST IN
PURCHASING THE CLASS, YOU MUST COMMUNICATE TO US YOUR DESIRE TO DO SO WITHIN
SUCH TIMEFRAME AS MAY BE DESIGNATED IN CONNECTION WITH YOUR RECEIPT OF THE
REVISED OFFERING MATERIALS.

                                   ----------

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc.,
Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated (each an
"Underwriter" and, collectively, the "Underwriters") make no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriters and their respective affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information in these materials is current as of the date appearing on the material only. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and subject to change. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their respective affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                   ----------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

                                   ----------

                             IRS CIRCULAR 230 NOTICE

THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT
BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES.
THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITERS IN
CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS
ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR
CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

                                   ----------

The file number of the registration statement to which this free writing prospectus relates is 333-127779.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                          APPROX.
           EXPECTED        CERTIFICATE      % OF
            RATINGS        BALANCE OR     INITIAL   APPROX.     WEIGHTED     PRINCIPAL     ASSUMED FINAL
        --------------      NOTIONAL        POOL     CREDIT   AVERAGE LIFE     WINDOW       DISTRIBUTION
CLASS   MOODY'S/S&P(1)     AMOUNT (2)     BALANCE   SUPPORT     (YRS) (3)    (MOS) (3)        DATE (3)       RATE TYPE
----------------------------------------------------------------------------------------------------------------------

A-1        Aaa / AAA     $  119,000,000    4.340%   30.000%       3.03         1 - 59    November 10, 2010    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-2        Aaa / AAA     $  206,500,000    7.531%   30.000%       4.89        59 - 60    December 10, 2010    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-3        Aaa / AAA     $   50,000,000    1.823%   30.000%       6.80        79 - 86    February 10, 2013    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-SB       Aaa / AAA     $  189,003,000    6.893%   30.000%       7.46        60 - 112     April 10, 2015     Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-4        Aaa / AAA     $1,355,000,000   49.414%   30.000%       9.70       112 - 119   November 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-M        Aaa / AAA     $  274,214,000   10.000%   20.000%       9.89       119 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
A-J        Aaa / AAA     $  215,944,000    7.875%   12.125%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
B          Aa1 / AA+     $   27,422,000    1.000%   11.125%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
C          Aa2 / AA      $   30,849,000    1.125%   10.000%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
D          Aa3 / AA-     $   20,566,000    0.750%    9.250%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
E           A1 / A+      $   20,566,000    0.750%    8.500%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------
F           A2 / A       $   34,277,000    1.250%    7.250%       9.95       120 - 120   December 10, 2015    Fixed(4)
----------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES(5)

                                            APPROX.
           EXPECTED         CERTIFICATE       % OF
            RATINGS         BALANCE OR      INITIAL   APPROX.     WEIGHTED     PRINCIPAL     ASSUMED FINAL
        --------------        NOTIONAL        POOL     CREDIT   AVERAGE LIFE     WINDOW       DISTRIBUTION
CLASS   MOODY'S/S&P(1)      AMOUNT (2)      BALANCE   SUPPORT     (YRS) (3)    (MOS) (3)        DATE (3)          RATE TYPE
------------------------------------------------------------------------------------------------------------------------------

XW         Aaa / AAA     $2,742,147,258(6)    N/A       N/A          N/A          N/A             N/A          Variable Rate(6)
------------------------------------------------------------------------------------------------------------------------------
G           A3 / A-      $   23,994,000      0.875%   6.375%         9.95      120 - 120   December 10, 2015       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
H         Baa1 / BBB+    $   27,421,000      1.000%   5.375%         9.95      120 - 120   December 10, 2015       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
J         Baa2 / BBB     $   30,849,000      1.125%   4.250%         9.95      120 - 120   December 10, 2015       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
K         Baa3 / BBB-    $   27,422,000      1.000%   3.250%         9.99      120 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
L          Ba1 / BB+     $   13,711,000      0.500%   2.750%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
M          Ba2 / BB      $   17,138,000      0.625%   2.125%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
N          Ba3 / BB-     $    3,428,000      0.125%   2.000%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
O           B1 / B+      $    6,855,000      0.250%   1.750%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
P           B2 / B       $    3,428,000      0.125%   1.625%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
Q           B3 / B-      $   10,283,000      0.375%   1.250%        10.03      121 - 121    January 10, 2016       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------
S           NR / NR      $   34,277,258      1.250%   0.000%        12.87      121 - 180   December 10, 2020       Fixed(4)
------------------------------------------------------------------------------------------------------------------------------

(1)  Ratings shown are those of Moody's Investors Service, Inc., and Standard &
     Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., respectively.

(2)  As of the delivery date. Subject to a variance of plus or minus 5%.

(3)  Based on the maturity assumptions (as defined under "Yield and Maturity
     Considerations" in this prospectus supplement). As of the delivery date, calculations for the certificates assumed no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of the mortgage loans with anticipated repayment dates, the related anticipated repayment date).

(4)  The Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-M,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class Q and
     Class S Certificates will each accrue interest at either (i) a fixed rate,
     (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(5)  Not offered by this prospectus supplement. Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.

(6)  The Class XW Certificates are not offered by this prospectus supplement.
     Any information we provide herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
     The Class XW Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of the Class XW Certificates, as the case may be, as described in this prospectus supplement. The interest rates applicable to the Class XW Certificates for each distribution date will be as described in the prospectus supplement. See "Description of the Certificates--Pass-
     Through Rates" in the prospectus supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

                              STRUCTURE SCHEMATIC*

                                [GRAPHIC OMITTED]

                                                      Class XW (1)

Class A-1               Aaa/AAA                                       $119.0MM
                        4.340%

Class A-2               Aaa/AAA                                       $206.5MM
                        7.531%

Class A-3               Aaa/AAA                                        $50.0MM
                        1.823%

Class A-SB              Aaa/AAA                                       $189.0MM
                        6.893%

Class A-4               Aaa/AAA                                     $1,355.0MM
                        49.414%

Class A-M               Aaa/AAA                                       $274.2MM
                        10.000%

Class A-J               Aaa/AAA                                       $215.9MM
                        7.875%

Class B                 Aa1/AA+                                       $27.4MM
                        1.000%

Class C                 Aa2/AA                                        $30.8MM
                        1.125%

Class D                 Aa3/AA-                                       $20.5MM
                        0.750%

Class E                  A1/A+                                        $20.5MM
                        0.750%

Class F                  A2/A                                         $34.2MM
                        1.250%

Class G (1)              A3/A-                                        $23.9MM
                        0.875%

Class H (1)            Baa1/BBB+                                      $27.4MM
                        1.000%

Class J (1)            Baa2/BBB                                       $30.8MM
                        1.125%

Class K (1)            Baa3/BBB-                                      $27.4MM
                        1.000%

Class L (1)             Ba1/BB+                                       $13.7MM
                        0.500%

Class M (1)             Ba2/BB                                        $17.1MM
                        0.625%

Class N (1)             Ba3/BB-                                        $3.4MM
                        0.125%

Class O (1)              B1/B+                                         $6.8MM
                        0.250%

Class P (1)              B2/B                                          $3.4MM
                        0.125%

Class Q (1)              B3/B-                                        $10.2MM
                        0.375%

Class S (1)              NR/NR                                        $34.2MM
                        1.250%

----------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

                               TRANSACTION TERMS

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED DECEMBER 2005.

ISSUE TYPE                       REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-M,
                                 A-J, B, C, D, E and F Certificates
                                 (collectively, the "Offered Certificates") are
                                 offered publicly.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-off Date, which is the
                                 later of December 1, 2005 and the date of
                                 origination for such Mortgage Loan. All
                                 percentages presented herein are approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 163 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 balance as of the Cut-off Date of
                                 $2,742,147,258 (the "Initial Pool Balance").
                                 The Mortgage Loans are secured by 919
                                 properties (the "Mortgaged Properties") located
                                 throughout 41 states and Washington, D.C.

DEPOSITOR                        Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS            Bank of America, N.A. ("Bank of America"),
                                 Barclays Capital Real Estate Inc. and Bear
                                 Stearns Commercial Mortgage, Inc. ("Bear
                                 Stearns").

UNDERWRITERS                     Banc of America Securities LLC, Barclays
                                 Capital Inc. and Bear, Stearns & Co. Inc. are
                                 acting as co-lead managers. Banc of America
                                 Securities LLC and Bear, Stearns & Co. Inc. are
                                 acting as joint bookrunners with respect to the
                                 Class A-1, A-SB, B, C and D Certificates. Banc
                                 of America Securities LLC is acting as sole
                                 bookrunner with respect to all other Classes of
                                 Offered Certificates. Barclays Capital Inc.,
                                 Deutsche Bank Securities Inc. and Morgan
                                 Stanley & Co. Incorporated are acting as
                                 co-managers.

TRUSTEE                          LaSalle Bank National Association

MASTER SERVICER                  Bank of America, N.A.

SPECIAL SERVICER                 LNR Partners, Inc.

RATING AGENCIES                  Moody's Investors Service, Inc. ("Moody's")
                                 and Standard and Poor's Ratings Services, a
                                 division of The McGraw-Hill Companies, Inc. (
                                 "S&P").

DENOMINATIONS                    $10,000 minimum for the Class A-1, A-2, A-3,
                                 A-SB, A-4, A-M and A-J Certificates, $1,000,000
                                 minimum (notional) for the Class XW
                                 Certificates and $100,000 minimum for the Class
                                 B, C, D, E and F Certificates.

SETTLEMENT DATE                  On or about December __, 2005.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

                                TRANSACTION TERMS

DISTRIBUTION DATE                The 10th day of each month, or if such 10th day
                                 is not a Business Day, the next succeeding
                                 Business Day. The first Distribution Date with
                                 respect to the Offered Certificates will occur
                                 in January 2006.

DETERMINATION DATE               For any Distribution Date, the earlier of (i)
                                 the sixth day of the month in which the related
                                 Distribution Date occurs, or if such sixth day
                                 is not a Business Day, then the immediately
                                 preceding Business Day, and (ii) the fourth
                                 Business Day prior to the related Distribution
                                 Date.

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance of such Class during the
                                 prior calendar month. Interest will be
                                 distributed on each Distribution Date in
                                 sequential order of class designations with the
                                 Class A-1, A-2, A-3, A-SB, A-4 and XW
                                 Certificates ranking pari passu in entitlement
                                 to interest.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date to the Class of Sequential
                                 Pay Certificates outstanding with the earliest
                                 sequential Class designation until its
                                 Certificate Balance is reduced to zero (except
                                 that the Class A-SB Certificates are entitled
                                 to certain priority on each Distribution Date
                                 with respect to being paid down to their
                                 planned principal balance as described in the
                                 prospectus supplement). If, due to losses, the
                                 Certificate Balances of the Class A-M through
                                 Class S Certificates are reduced to zero but
                                 any two or more classes of classes of Class
                                 A-1, A-2, A-3, A-SB and A-4 Certificates remain
                                 outstanding, payments of principal to the
                                 outstanding Class A-1, A-2, A-3, A-SB and A-4
                                 Certificates will be made on a pro rata basis.

LOSSES                           To be applied first to the Class S
                                 Certificates, then to the next most subordinate
                                 Class of Sequential Pay Certificates until the
                                 Certificate Balance of each such succeeding
                                 Class of Sequential Pay Certificates is reduced
                                 to zero, and following the reduction of the
                                 Certificate Balance of the Class A-M
                                 Certificates to zero, pro rata to the Class
                                 A-1, A-2, A-3, A-SB and A-4 Certificates.
                                 However, with respect to the 277 Park Avenue
                                 Whole Loan (as to which only the related Note
                                 A-1 is in the trust fund), only the pro rata
                                 portion of losses allocable to the related Note
                                 A-1 will be applied to the Classes of
                                 Sequential Pay Certificates as described above.
                                 Similarly, with respect to the KinderCare
                                 Portfolio Whole Loan (as to which only the
                                 related Note A-1 is included in the trust
                                 fund), losses will be applied first to the
                                 subordinate components of Note A-1 and then,
                                 following the reduction of the subordinate
                                 components of Note A-1 to zero, pro rata among
                                 the senior component of Note A-1, the related
                                 Note A-2 and the related Note A-3. As a result
                                 of such application, losses on such loan will
                                 be borne first by the Class KP Certificates
                                 (which collectively correspond to the
                                 subordinate components of the KinderCare
                                 Portfolio Note A-1) and then following the
                                 reduction of the Certificate Balances of each
                                 class of Class KP Certificates, the pro rata
                                 portion of the losses allocable to the related
                                 Note A-1 will be applied to the Classes of
                                 Sequential Pay Certificates as described above.

PREPAYMENT PREMIUMS              The manner in which any prepayment premiums
                                 received during a particular Collection Period
                                 will be allocated to one or more of the Classes
                                 of Offered Certificates is described in the
                                 "Description of the
                                 Certificates--Distributions--Distributions of
                                 Prepayment Premiums" in the prospectus
                                 supplement.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

ADVANCES                         Subject to certain limitations, including, but
                                 not limited to, a recoverability determination,
                                 the Master Servicer will be required to advance
                                 certain principal, interest and other expenses.
                                 In the event that the Master Servicer fails to
                                 make such advances, the Trustee may be required
                                 to do so.

APPRAISAL REDUCTIONS             Promptly following the occurrence of (1) any
                                 Mortgage Loan or any Serviced Whole Loan
                                 becoming a Modified Mortgage Loan; (2) any
                                 Monthly Payment with respect to any Mortgage
                                 Loan or any Serviced Whole Loan remaining
                                 unpaid for 60 days past the Due Date for such
                                 payment; (3) the passage of 60 days after the
                                 Special Servicer receives notice that the
                                 mortgagor under such Mortgage Loan or Serviced
                                 Whole Loan becomes the subject of bankruptcy,
                                 insolvency or similar proceedings, which remain
                                 undischarged and undismissed; (4) the passage
                                 of 60 days after the Special Servicer receives
                                 notice that a receiver or similar official is
                                 appointed with respect to the related Mortgaged
                                 Property; (5) the related Mortgaged Property
                                 becoming an REO Property; or (6) the passage of
                                 60 days after the third extension of a Mortgage
                                 Loan or a Serviced Whole Loan, the Special
                                 Servicer will obtain an appraisal on the
                                 related Mortgaged Property. Advances of
                                 delinquent interest on the most subordinate
                                 class or classes will be reduced to the extent
                                 of the interest on the Appraisal Reduction
                                 Amount. The Appraisal Reduction Amount will
                                 generally be equal to the difference between
                                 (a) the scheduled balance of the Mortgage Loan
                                 or Serviced Whole Loan plus any unpaid advances
                                 outstanding and other amounts payable with
                                 respect thereto and (b) an amount equal to 90%
                                 of the appraised value of the Mortgaged
                                 Property.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust, in whole but not in
                                 part, and purchase the remaining assets of the
                                 Trust on or after the Distribution Date on
                                 which the Stated Principal Balance of the
                                 Mortgage Loans then outstanding is less than 1%
                                 of the Initial Pool Balance. Such purchase
                                 price will generally be at a price equal to the
                                 unpaid aggregate principal balance of the
                                 Mortgage Loans (or fair market value in the
                                 case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

CONTROLLING CLASS                The most subordinate Class of Sequential Pay
                                 Certificates with an outstanding Certificate
                                 Balance at least equal to 25% of its initial
                                 Certificate Balance or, if no such Class
                                 satisfies such criteria, the Class of
                                 Sequential Pay Certificates with the then
                                 largest outstanding Class Balance.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

SMMEA                            The Offered Certificates are not expected to be
                                 "mortgage-related securities" for the purposes
                                 of SMMEA.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

                              CONTACT INFORMATION

BANC OF AMERICA SECURITIES LLC                                  BEAR, STEARNS & CO. INC.
Bill Hale                                                       Craig Sedmak
(704) 388-1597 (Phone)                                          (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                            (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                                   csedmak@bear.com

Geordie Walker                                                  Tim Koltermann
(704) 388-1597 (Phone)                                          (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                                            (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com                              tkoltermann@bear.com

Chuck Mather                                                    Jignesh Patel
(704) 388-1597 (Phone)                                          (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                                            (917) 849-0223 (Fax)
charles.mather@bankofamerica.com                                jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

                                     BARCLAYS CAPITAL INC.
                                     Haejin Baek
                                     (212) 412-1863 (Phone)
                                     (212) 412-7489 (Fax)
                                     haejin.baek@barcap.com

                                     Brian Dixon
                                     (212) 412-2663 (Phone)
                                     (212) 412-7305 (Fax)
                                     brian.dixon@barcap.com

                                     Craig Leonard
                                     (212) 412-2663 (Phone)
                                     (212) 412-7305 (Fax)
                                     craig.leonard@barcap.com

                                     Sang Yu
                                     (212) 412-3685 (Phone)
                                     (212) 412-1678 (Fax)
                                     sang.yu@barcap.com

DEUTSCHE BANK SECURITIES, INC.                                  MORGAN STANLEY & CO. INCORPORATED
Scott Waynebern                                                 Kara McShane
(212) 250-5149 (Phone)                                          (212) 761-2164 (Phone)
(212) 797-5630 (Fax)                                            (212) 507-5062 (Fax)
scott.waynebern@db.com                                          kara.mcshane@morganstanley.com

Heath Forusz                                                    Jon Miller
(212) 250-5149 (Phone)                                          (212) 761-1317 (Phone)
(212) 797-5630 (Fax)                                            (212) 507-6994 (Fax)
heath.forusz@db.com                                             jon.miller@morganstanley.com

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

             MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

GENERAL CHARACTERISTICS                                           MORTGAGE POOL
-----------------------                                          --------------
Number of Mortgage Loans......................................              163
Number of Mortgaged Properties................................              919
Aggregate Balance of all Mortgage Loans(1)....................   $2,742,147,258
Number of Balloon Payment Mortgage Loans(2)...................              144
Aggregate Balance of Balloon Payment Mortgage Loans(2)........   $2,057,410,023
Number of Anticipated Repayment Date Mortgage Loans(3)........                3
Aggregate Balance of Anticipated Repayment Date
   Mortgage Loans(3)..........................................   $  287,540,936
Number of Interest Only Mortgage Loans(3).....................               16
Aggregate Balance of Interest Only Mortgage Loans(3)..........   $  653,126,127
Number of Fully Amortizing Mortgage Loans.....................                1
Aggregate Balance of Fully Amortizing Mortgage Loans..........   $    4,070,173
Maximum Balance...............................................   $  260,000,000
Minimum Balance...............................................   $    1,015,277
Average Balance...............................................   $   16,822,989
Number of Cross-Collateralized and Cross-Defaulted
   Loan Pools.................................................                4
Maximum Balance for a Group of Cross-Collateralized
   and Cross-Defaulted Mortgage Loans.........................   $   27,695,532
Weighted Average Cut-off Date LTV Ratio.......................             63.3%
Maximum Cut-off Date LTV Ratio................................             80.0%
Minimum Cut-off Date LTV Ratio................................             39.7%
Weighted Average DSCR.........................................             1.73x
Maximum DSCR..................................................             3.27x
Minimum DSCR..................................................             1.12x
Weighted Average LTV at Maturity or Anticipated
   Repayment Date(4)..........................................             56.6%
Range of Mortgage Loan Interest Rates.........................     4.647%-6.440%
Weighted Average Mortgage Loan Interest Rate..................            5.227%
Range of Remaining Term to Maturity or Anticipated
   Repayment Date (months)....................................           54-180
Weighted Average Remaining Term to Maturity or
   Anticipated Repayment Date (months)........................              113

----------
(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans (including anticipated repayment date mortgage loans) that are Interest Only until maturity or until the anticipated repayment date.

(3)  With respect to one Mortgage Loan, Loan No. 59147, which is both an ARD
     Loan and Interest Only which results in such Mortgage Loan appearing in each category.

(4)  Excludes Mortgage Loans that are Fully Amortizing.

*    One Mortgage Loan, Loan No. 59147 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 9.5% of the Initial Pool
     Balance, is part of a split loan structure evidenced by two pari passu promissory notes referred to as Note A-1 and Note A-2. The cut-off date balance of this Mortgage Loan has been calculated based upon the Note A-1
     (which is the only note included in the trust fund). Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon both pari passu notes. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the Note A-1 included in the trust fund.

     One Mortgage Loan, Loan No. 59414 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 5.5% of the Initial Pool
     Balance, is part of a split loan structure evidenced by three pari passu promissory notes referred to as Note A-1, Note A-2 and Note A-3. The cut-off date balance of this Mortgage Loan has been calculated based upon the senior component of Note A-1 (which is the only note included in the trust fund). Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this Structural and Collateral
     Information with respect to this Mortgage Loan, except as may be otherwise noted herein, was calculated based upon the three pari passu notes
     (excluding the subordinate component of Note A-1). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the subordinate component of Note A-1 were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the senior component of Note A-1 included in the trust fund.

     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this free writing prospectus.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

                                [GRAPHIC OMITTED]

                    Self Storage                      3.4%
                    Manufactured Housing              1.7%
                    Industrial                        1.5%
                    Mixed Use                         0.4%
                    Office                           38.6%
                    Multifamily                      21.9%
                    Retail                           15.6%
                    Hotel                            11.4%
                    Other                             5.5%

PROPERTY TYPE

                                                                                               WEIGHTED
                                                       % OF      WEIGHTED                      AVERAGE                   WEIGHTED
                        NUMBER OF      AGGREGATE     INITIAL      AVERAGE        MIN/MAX       CUT-OFF       MIN/MAX      AVERAGE
                        MORTGAGED    CUT-OFF DATE      POOL    UNDERWRITTEN    UNDERWRITTEN     DATE      CUT-OFF DATE   MORTGAGE
PROPERTY TYPE          PROPERTIES       BALANCE      BALANCE       DSCR            DSCR       LTV RATIO     LTV RATIO      RATE
---------------------------------------------------------------------------------------------------------------------------------

Office                      44      $1,057,956,875     38.6%       1.72x      1.20x / 2.64x     63.2%     41.7x / 80.0%   5.178%
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                 41         599,694,653     21.9        1.49x      1.12x / 2.04x     65.8%     39.7x / 79.9%   5.160%
---------------------------------------------------------------------------------------------------------------------------------
Retail                      41         427,944,722     15.6        1.58x      1.16x / 2.46x     65.0%     40.0x / 80.0%   5.200%
---------------------------------------------------------------------------------------------------------------------------------
   Anchored                 23         362,164,980     13.2        1.60x      1.16x / 2.46x     65.1%     40.0x / 80.0%   5.166%
---------------------------------------------------------------------------------------------------------------------------------
   Unanchored               14          50,467,757      1.8        1.51x      1.20x / 2.07x     65.5%     47.5x / 79.9%   5.385%
---------------------------------------------------------------------------------------------------------------------------------
   Shadow Anchored           4          15,311,986      0.6        1.39x      1.26x / 1.58x     59.3%     45.8x / 80.0%   5.396%
---------------------------------------------------------------------------------------------------------------------------------
Hotel                       49         312,031,131     11.4        1.92x      1.41x / 2.16x     61.7%     59.1x / 74.1%   5.543%
---------------------------------------------------------------------------------------------------------------------------------
Other                      713         150,000,000      5.5        3.27x      3.27x / 3.27x     40.9%     40.9x / 40.9%   5.123%
---------------------------------------------------------------------------------------------------------------------------------
Self Storage                19          93,865,850      3.4        1.43x      1.20x / 2.43x     70.1%     45.8x / 79.9%   5.377%
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing         2          46,250,000      1.7        1.26x      1.25x / 1.27x     78.4%     77.8x / 78.5%   5.167%
---------------------------------------------------------------------------------------------------------------------------------
Industrial                   7          42,407,182      1.5        1.30x      1.21x / 1.44x     72.0%     64.5x / 79.6%   5.428%
---------------------------------------------------------------------------------------------------------------------------------
Mixed Use                    3          11,996,845      0.4        1.27x      1.26x / 1.32x     61.9%     61.0x / 68.0%   5.351%
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD AVG              919      $2,742,147,258    100.0%       1.73X      1.12X / 3.27X     63.3%     39.7X / 80.0%   5.227%
---------------------------------------------------------------------------------------------------------------------------------

*    See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NEW YORK                                KANSAS
17 properties                           9 properties
$441,870,496                            $20,739,135
16.1% of total                          0.8% of total

VERMONT                                 TEXAS
2 properties                            91 properties
$15,836,220                             $312,424,982
0.6% of total                           11.4% of total

NEW HAMPSHIRE                           OKLAHOMA
3 properties                            11 properties
$1,005,732                              $3,422,719
0.0% of total                           0.1% of total

MAINE                                   NEW MEXICO
1 property                              5 properties
$4,977,204                              $9,313,775
0.2% of total                           0.3% of total

MASSACHUSETTS                           COLORADO
28 properties                           22 properties
$59,149,625                             $36,871,977
2.2% of total                           1.3% of total

CONNECTICUT                             ARIZONA
12 properties                           24 properties
$13,082,492                             $107,287,544
0.5% of total                           3.9% of total

RHODE ISLAND                            UTAH
1 property                              10 properties
$4,000,000                              $51,128,960
0.1% of total                           1.9% of total

NEW JERSEY                              CALIFORNIA
26 properties                           916 properties
$126,932,424                            $555,850,115
4.6% of total                           20.3% of total

DISTRICT OF COLUMBIA                    NEVADA
1 property                              15 properties
$67,000,000                             $107,531,152
2.4% of total                           3.9 of total

DELAWARE                                OREGON
7 properties                            15 properties
$8,920,829                              $93,614,569
0.3% of total                           3.4% of total

MARYLAND                                WASHINGTON
18 properties                           42 properties
$6,663,660                              $61,973,772
0.2% of total                           2.3% of total

VIRGINIA                                NEBRASKA
55 properties                           2 properties
$22,283,343                             $346,665
0.8% of total                           0.0% of total

NORTH CAROLINA                          MISSOURI
23 properties                           13 properties
$38,312,152                             $2,226,675
1.4% of total                           0.1% of total

SOUTH CAROLINA                          IOWA
4 properties                            5 properties
$26,824,850                             $5,983,075
1.0% of total                           0.2% of total

GEORGIA                                 MINNESOTA
17 properties                           27 properties
$47,601,387                             $48,937,490
1.7% of total                           1.8% of total

FLORIDA                                 WISCONSIN
64 properties                           24 properties
$104,145,221                            $4,558,858
3.8% of total                           0.2% of total

TENNESSEE                               ILLINOIS
26 properties                           70 properties
$99,800,257                             $23,708,619
3.6% of total                           0.9% of total

KENTUCKY                                MICHIGAN
4 properties                            20 properties
$3,370,544                              $58,578,516
0.1% of total                           2.1% of total

ALABAMA                                 OHIO
10 properties                           41 properties
$25,734,260                             $24,411,570
0.9% of total                           0.9% of total

MISSISSIPPI                             PENNSYLVANIA
2 properties                            40 properties
$152,337                                $69,977,274
0.0% of total                           2.6% of total

LOUISIANA                               INDIANA
7 properties                            14 properties
$13,194,523                             $12,132,260
0.5% of total                           0.4% of total

-------------------------------------------------

[ ] (less than)1.0% of Initial Pool Balance

[ ] 1.0% - 5.0% of Initial Pool Balance

[ ] 5.1% - 10.0% of Initial Pool Balance

[ ] (greater than)10.0% of Initial Pool Balance

-------------------------------------------------

GEOGRAPHIC DISTRIBUTION

                                                    % OF      WEIGHTED       WEIGHTED     WEIGHTED
                     NUMBER OF      AGGREGATE     INITIAL      AVERAGE       AVERAGE      AVERAGE
                     MORTGAGED    CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE   MORTGAGE
PROPERTY LOCATION   PROPERTIES       BALANCE      BALANCE       DSCR        LTV RATIO       RATE
--------------------------------------------------------------------------------------------------

California+              91      $  555,850,115     20.3%       1.77x         62.7%        5.219%
--------------------------------------------------------------------------------------------------
   Southern              57         494,838,200     18.0        1.79x         63.4%        5.196%
--------------------------------------------------------------------------------------------------
   Northern              34          61,011,915      2.2        1.58x         56.8%        5.407%
--------------------------------------------------------------------------------------------------
New York                 17         441,870,496     16.1        2.14x         52.2%        4.915%
--------------------------------------------------------------------------------------------------
Texas                    91         312,424,982     11.4        1.51x         72.8%        5.190%
--------------------------------------------------------------------------------------------------
New Jersey               26         126,932,424      4.6        1.83x         59.5%        4.917%
--------------------------------------------------------------------------------------------------
Nevada                   15         107,531,152      3.9        1.28x         69.6%        5.317%
--------------------------------------------------------------------------------------------------
Arizona                  24         107,287,544      3.9        1.81x         63.7%        5.255%
--------------------------------------------------------------------------------------------------
Florida                  64         104,145,221      3.8        1.57x         61.0%        5.315%
--------------------------------------------------------------------------------------------------
Tennessee                26          99,800,257      3.6        1.44x         67.6%        5.372%
--------------------------------------------------------------------------------------------------
Oregon                   15          93,614,569      3.4        1.59x         66.8%        5.566%
--------------------------------------------------------------------------------------------------
Pennsylvania             40          69,977,274      2.6        1.51x         74.0%        5.274%
--------------------------------------------------------------------------------------------------
Others                  510         722,713,224     26.4        1.68x         64.2%        5.395%
--------------------------------------------------------------------------------------------------
TOTAL/WTD AVG           919      $2,742,147,258    100.0%       1.73X         63.3%        5.227%
--------------------------------------------------------------------------------------------------

o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 41 STATES AND WASHINGTON,
     D.C.

*    See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this free writing prospectus also applies to this page.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
$1,015,277 - $1,999,999               7        10,023,314     0.4
$2,000,000 - $2,999,999              16        40,295,515     1.5
$3,000,000 - $3,999,999              20        70,666,673     2.6
$4,000,000 - $4,999,999              21        92,939,599     3.4
$5,000,000 - $7,499,999              27       159,639,032     5.8
$7,500,000 - $9,999,999              13       114,470,342     4.2
$10,000,000 - $14,999,999            18       222,594,921     8.1
$15,000,000 - $19,999,999            12       209,229,096     7.6
$20,000,000 - $29,999,999             9       213,516,767     7.8
$30,000,000 - $49,999,999             9       368,511,900    13.4
$50,000,000 - $99,999,999             4       255,501,405     9.3
$100,000,000 - $260,000,000           7       984,758,693    35.9
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: $1,015,277    Max: $260,000,000   Average: $16,822,989
-----------------------------------------------------------------

LOCATION
-------------------------------------------------------------------
                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
-------------------------------------------------------------------
California                            91        555,850,115    20.3
New York                              17        441,870,496    16.1
Texas                                 91        312,424,982    11.4
New Jersey                            26        126,932,424     4.6
Nevada                                15        107,531,152     3.9
Arizona                               24        107,287,544     3.9
Florida                               64        104,145,221     3.8
Tennessee                             26         99,800,257     3.6
Oregon                                15         93,614,569     3.4
Pennsylvania                          40         69,977,274     2.6
Others                               510        722,713,224    26.4
-------------------------------------------------------------------
TOTAL:                               919      2,742,147,258   100.0
-------------------------------------------------------------------

PROPERTY TYPE
-------------------------------------------------------------------
                                   NO. OF       AGGREGATE
                                  MORTGAGED    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)     POOL
-------------------------------------------------------------------
Office                                44      1,057,956,875    38.6
Multifamily                           41        599,694,653    21.9
Retail                                41        427,944,722    15.6
   Anchored                           23        362,164,980    13.2
   Unanchored                         14         50,467,757     1.8
   Shadow Anchored                     4         15,311,986     0.6
Hotel                                 49        312,031,131    11.4
Other                                713        150,000,000     5.5
Self Storage                          19         93,865,850     3.4
Manufactured Housing                   2         46,250,000     1.7
Industrial                             7         42,407,182     1.5
Mixed Use                              3         11,996,845     0.4
-------------------------------------------------------------------
TOTAL:                               919      2,742,147,258   100.0
-------------------------------------------------------------------

MORTGAGE RATE (%)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
4.647% - 4.749%                       2       268,415,000     9.8
4.750% - 4.999%                       9       393,912,817    14.4
5.000% - 5.249%                      48       834,350,797    30.4
5.250% - 5.499%                      53       678,767,020    24.8
5.500% - 5.749%                      41       456,476,516    16.6
5.750% - 5.999%                       8        84,100,065     3.1
6.000% - 6.249%                       1         1,015,277     0.0
6.250% - 6.440%                       1        25,109,767     0.9
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 4.647%   Max: 6.440%   Wtd Avg: 5.227%
-----------------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
60 - 83                               7       219,364,155     8.0
84 - 99                               4        29,445,094     1.1
100 - 120                           146     2,358,387,836    86.0
121 - 179                             4       125,580,000     4.6
180                                   2         9,370,173     0.3
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 60   Max: 180   Wtd Avg: 115
-----------------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
54 - 59                               6       162,364,155     5.9
60 - 79                               1        57,000,000     2.1
80 - 99                               9        82,250,393     3.0
100 - 109                             1         3,496,220     0.1
110 - 119                           117     1,717,268,300    62.6
120 - 139                            26       688,318,018    25.1
140 - 180                             3        31,450,173     1.1
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 54   Max: 180   Wtd Avg: 113
-----------------------------------------------------------------

PREPAYMENT PROVISION SUMMARY
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
Lockout/Defeasance/Open             138     2,321,029,701    84.6
Lockout/Yield Maintenance/Open       22       278,502,181    10.2
Yield Maintenance/
   Defeasance/Open                    1       125,815,376     4.6
Lockout/Yield Maintenance
   /Yield Maintenance or
   Defeasance/Open                    1        14,300,000     0.5
Lockout/Defeasance/
   Yield Maintenance or
   Defeasance/ Open                   1         2,500,000     0.1
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
39.7% - 49.9%                        13       539,904,642    19.7
50.0% - 59.9%                        18       498,068,473    18.2
60.0% - 64.9%                        20       307,727,986    11.2
65.0% - 69.9%                        36       539,968,334    19.7
70.0% - 74.9%                        19       150,036,591     5.5
75.0% - 79.9%                        52       626,001,231    22.8
80.0%                                 5        80,440,000     2.9
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 39.7%   Max: 80.0%   Wtd Avg: 63.3%
-----------------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
Fully Amortizing                      1         4,070,173     0.1
27.5% - 49.9%                        26       860,362,874    31.4
50.0% - 59.9%                        44       594,738,904    21.7
60.0% - 64.9%                        38       493,697,339    18.0
65.0% - 69.9%                        40       441,800,922    16.1
70.0% - 74.9%                        10       303,118,420    11.1
75.0% - 78.8%                         4        44,358,627     1.6
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 27.5%   Max: 78.8%   Wtd Avg: 56.6%(1)
-----------------------------------------------------------------

(1)  Excludes Mortgage Loans that are Fully Amortizing.

DEBT SERVICE COVERAGE RATIOS (X)
-----------------------------------------------------------------
                                  NO. OF      AGGREGATE
                                 MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS     BALANCE ($)     POOL
-----------------------------------------------------------------
1.12x - 1.19x                         8       141,716,727     5.2
1.20x - 1.24x                        46       532,033,058    19.4
1.25x - 1.29x                        29       270,860,115     9.9
1.30x - 1.34x                        16       133,746,747     4.9
1.35x - 1.39x                         5        58,715,054     2.1
1.40x - 1.49x                        20       125,268,154     4.6
1.50x - 1.59x                        11       292,773,841    10.7
1.60x - 1.69x                         6        57,841,530     2.1
1.70x - 1.79x                         5        95,540,000     3.5
1.80x - 1.89x                         6       209,335,282     7.6
1.90x - 1.99x                         2       132,415,376     4.8
2.00x - 2.99x                         8       541,901,376    19.8
3.00x - 3.27x                         1       150,000,000     5.5
-----------------------------------------------------------------
TOTAL:                              163     2,742,147,258   100.0
-----------------------------------------------------------------
Min: 1.12x   Max: 3.27x   Wtd Avg: 1.73x
-----------------------------------------------------------------

*    See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE

PREPAYMENT PROVISIONS(1)                      DEC-05      DEC-06      DEC-07      DEC-08      DEC-09      DEC-10
-----------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)                           95.41%      94.47%      87.95%      91.17%      89.34%      88.72%
Yield Maintenance(3)                             4.59        5.53       12.05        8.83       10.66       11.28
Open                                             0.00        0.00        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------
Total                                          100.00      100.00      100.00      100.00      100.00      100.00
-----------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)       $2,742.15   $2,727.18   $2,710.37   $2,689.89   $2,664.99   $2,416.42
Percent of Aggregate Cut-off Date Balance      100.00%      99.45%      98.84%      98.09%      97.19%      88.12%
-----------------------------------------------------------------------------------------------------------------

PREPAYMENT PROVISIONS(1)                      DEC-11      DEC-12      DEC-13      DEC-14     DEC-15    DEC-16
-------------------------------------------------------------------------------------------------------------

Lockout/Defeasance(2)                           88.74%      88.63%      88.54%      84.94%    25.31%   100.00%
Yield Maintenance(3)                            11.26       11.20       11.29       10.34      0.00      0.00
Open                                             0.00        0.17        0.17        4.71     74.69      0.00
-------------------------------------------------------------------------------------------------------------
Total                                          100.00      100.00      100.00      100.00    100.00    100.00
-------------------------------------------------------------------------------------------------------------
Total Beginning Balance (in millions)       $2,381.70   $2,317.97   $2,257.42   $2,191.04   $102.37   $ 25.08
Percent of Aggregate Cut-off Date Balance       86.86%      84.53%      82.32%      79.90%     3.73%     0.91%
-------------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (except that an ARD Loan will be repaid on its Anticipated Repayment
     Date).

(2)  As of the Cut-off Date 138 Mortgage Loans representing 84.6% of the Initial
     Pool Balance are subject to an initial lockout period after which defeasance is permitted.

(3)  As of the Cut-off Date, (a) one Mortgage Loan, representing 4.6% of the
     Initial Pool Balance is not subject to an initial lockout period but permits prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium for an initial period of time after which defeasance is permitted (for modeling purposes and in this table, it was assumed that such Mortgage Loan was instead prepayable with yield maintenance during the permitted defeasance period); (b) one Mortgage Loan, representing 0.5% of the Initial Pool Balance, is subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a 1% prepayment premium is permitted for a period of time after which the choice of defeasance or yield maintenance is permitted; (c) one Mortgage Loan, representing 0.1% of the Initial Pool
     Balance is subject to an initial lockout period after which defeasance is permitted for a period of time after which the choice of yield maintenance or defeasance is permitted; and (d) 22 Mortgage Loans, representing 10.2%
     of the Initial Pool Balance, are subject to an initial lockout period after which prepayment subject to the greater of a yield maintenance charge or a
     1% prepayment premium is permitted. For modeling purposes and in this table, any Mortgage Loan that permits either prepayment with yield maintenance or defeasance during any period was assumed to be only prepayable with yield maintenance during such period.

*    See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this free writing prospectus also applies to this page.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS*
--------------------------------------------------------------------------------

The following table and summaries describe the ten largest Mortgage Loans in the
Mortgage Pool by Cut-off Date Balance:

               TEN LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                    % OF
                                                  INITIAL                  CUT-OFF
                                  CUT-OFF DATE      POOL      PROPERTY    DATE LTV     LTV RATIO AT    UNDERWRITTEN   MORTGAGE
LOAN NAME                            BALANCE      BALANCE       TYPE        RATIO    MATURITY OR ARD       DSCR         RATE
------------------------------   --------------   -------   -----------   --------   ---------------   ------------   --------

277 Park Avenue ..............   $  260,000,000     9.5%      Office        41.7%         41.7%            2.64x      4.647%(1)(2)
KinderCare Portfolio .........      150,000,000     5.5        Other        40.9%         35.2%            3.27x      5.123%(1)(2)
InTown Suites Portfolio ......      125,815,376     4.6        Hotel        59.1%         44.9%            1.97x      5.336%(1)
Summit at Warner Center ......      120,000,000     4.4     Multifamily     57.1%         57.1%            2.04x      4.900%
Burnett Plaza ................      114,200,000     4.2       Office        79.9%         70.8%            1.52x      5.016%(1)
Paramus Park Mall ............      109,743,317     4.0       Retail        58.7%         48.3%            1.82x      4.864%
Omni Hotel - San Diego .......      105,000,000     3.8        Hotel        61.0%         55.9%            2.16x      5.651%(1)
ODS Tower ....................       78,500,000     2.9       Office        67.1%         67.1%            1.59x      5.626%(1)
2001 K Street ................       67,000,000     2.4       Office        46.2%         38.5%            1.78x      5.380%
River Ranch Apartments .......       57,000,000     2.1     Multifamily     64.8%         64.8%            1.84x      4.970%
                                 --------------    ----
TOTAL/WTD AVG ................   $1,187,258,693    43.3%                    55.0%         50.0%            2.21X      5.072%(1)
                                 ==============    ====

*    See footnote (*) under the "GENERAL CHARACTERISTICS" table on page 7 to this free writing prospectus also applies to this table.

(1)  Interest rate rounded to three decimal places.

(2)  Interest rate subject to change prior to pricing.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       12

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

277 PARK AVENUE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL NOTE A-1 PRINCIPAL BALANCE:   $260,000,000
FIRST PAYMENT DATE:                    November 1, 2005
TERM/AMORTIZATION:                     120/0 months
INTEREST ONLY PERIOD:                  120 months
ANTICIPATED REPAYMENT DATE:            October 1, 2015(1)
EXPECTED NOTE A-1 MATURITY BALANCE:    $260,000,000
BORROWING ENTITY:                      277 Park Avenue, LLC
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 119 payments
                                       Open: 1 payment
PARI PASSU DEBT:                       $240,000,000 (Note A-2)
EXISTING MEZZANINE DEBT:               $100,000,000 senior mezzanine loan and
                                       $100,000,000 junior mezzanine loan.
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

(1)  The final maturity date is October 1, 2035.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:       $500,000,000
NOTE A-1 CUT-OFF DATE BALANCE:         $260,000,000
NOTE A-2 CUT-OFF DATE BALANCE:         $240,000,000
SHADOW RATING (MOODY'S/S&P):           A2/AAA
CUT-OFF DATE LTV:                      41.7%
MATURITY DATE LTV:                     41.7%
UNDERWRITTEN DSCR:                     2.64x
MORTGAGE RATE(1):                      4.647%
--------------------------------------------------------------------------------

(1)  Interest rate rounded to three decimal places and is subject to change
     (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Office
PROPERTY SUB TYPE:                     Central Business District
LOCATION:                              New York, New York
YEAR BUILT/RENOVATED:                  1964/2001
NET RENTABLE SQUARE FEET:              1,767,528
CUT-OFF BALANCE PSF:                   $283
OCCUPANCY AS OF 06/01/2005:            100.0%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Stanley Stahl Management, Inc.; Colliers
                                       ABR, Inc.
U/W NET CASH FLOW:                     $62,192,876
APPRAISED VALUE:                       $1,200,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                 FULL YEAR      FULL YEAR     ANNUALIZED
                               (12/31/2003)   (12/31/2004)    (6/30/2005)   UNDERWRITTEN
                               ------------   ------------   ------------   ------------

Effective Gross Income......    $93,209,497   $100,075,959   $101,529,850   $107,619,501
Total Expenses..............    $40,188,485   $ 40,579,979   $ 40,776,738   $ 43,854,776
Net Operating Income (NOI)..    $53,021,012   $ 59,495,980   $ 60,753,112   $ 63,764,725
Cash Flow (CF)..............    $53,021,012   $ 59,495,980   $ 60,753,112   $ 62,192,876
DSCR on NOI(1)..............           2.25x          2.53x          2.58x          2.71x
DSCR on CF(1)...............           2.25x          2.53x          2.58x          2.64x

(1)  Based on an aggregate principal balance of $500,000,000 (the aggregate 277
     Park Avenue Whole Loan Cut-off Date principal balance).

                              TENANT INFORMATION(1)

                               RATINGS       TOTAL       % OF      RENT     POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                  MOODY'S/S&P   TENANT SF   TOTAL SF     PSF        RENT          RENT      EXPIRATION
--------------------------   -----------   ---------   --------   ------   -----------   -----------   ----------

JP Morgan Chase...........      Aa3/A+     1,361,629     77.0%    $50.28   $68,456,785      77.2%      03/31/2021
Sumitomo Mitsui Banking
   Corporation............       NR/A        211,825     12.0     $42.94     9,096,706      10.3       08/31/2010
ContiGroup................    Not Rated       46,110      2.6     $47.09     2,171,205       2.4       02/28/2015
                                           ---------     ----     ------   -----------      ----
TOTAL.....................                 1,619,564     91.6%             $79,724,695      89.9%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent, and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                       # OF                                         CUMULATIVE
                      LEASES     EXPIRING     % OF     CUMULATIVE      % OF       BASE RENT
YEAR OF EXPIRATION   EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF      EXPIRING
------------------   --------   ---------   --------   ----------   ----------   -----------

2006..............       2         28,258      1.6%        28,258       1.6%     $ 1,385,184
2007..............       2         10,500      0.6         38,758       2.2%     $   914,315
2009..............       2         24,218      1.4         62,976       3.6%     $ 1,210,659
2010..............       6        236,413     13.4        299,389      16.9%     $10,562,172
2011..............       3         16,513      0.9        315,902      17.9%     $ 1,480,497
2012..............       2         19,400      1.1        335,302      19.0%     $ 1,234,080
2013..............       1            940      0.1        336,242      19.0%     $   151,199
2014..............       3          3,280      0.2        339,522      19.2%     $   396,421
2015..............       2         46,110      2.6        385,632      21.8%     $ 2,171,205
2016..............       1          8,022      0.5        393,654      22.3%     $   649,220
2021..............       2      1,361,629     77.0      1,755,283      99.3%     $68,456,785
MTM...............       2         12,245      0.7      1,767,528     100.0%     $    86,700
                       ---      ---------    -----
TOTAL ............      28      1,767,528    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 91.6% of the total net rentable square feet, are:

o    JP MORGAN CHASE ("JPM") (rated "Aa3" by Moody's and "A+" by S&P) occupies a total of 1,361,629 square feet (77.0% of square feet, 77.2% of rental income) under two leases that expire on March 31, 2021. The current blended rental rate per square foot of $50.28 increases annually. There are three five-year options to renew the leases with the rental rate per square foot determined at the then fair market. JPM is a global financial services company operating six lines of business: Investment Banking, Retail
     Financial Services, Card Services, Commercial Banking, Treasury and
     Securities Services, and Asset and Wealth Management. JPM operates more than 2,500 branches located in 17 states and 6,650 automated teller machines. JPM has operations in approximately 50 countries in Europe, the
     Middle East, Africa, Asia-Pacific, Latin America and the Caribbean. JPM
     employs approximately 160,000 people. As of the fiscal year ended December
     31, 2004, JPM reported revenue of approximately $56.9 billion, net income of $4.5 billion and stockholder equity of $105.7 billion.

o    SUMITOMO MITSUI BANKING CORPORATION ("SMBC") (not rated by Moody's and rated "A+" by S&P) occupies a total of 211,825 square feet (12.0% of square feet, 10.3% of rental income) under two office space leases and one storage space lease, all expiring on August 31, 2010. The blended rental rate per square foot for the office space is $42.94 and remains constant during the initial lease term. There is one option to renew the leases for either five or ten years with the rental rate per square foot determined at 95% of the then fair market. SMBC is one of the world's leading commercial banks providing a range of wholesale and retail banking services. SMBC, headquartered in Tokyo, Japan, is also engaged in leasing, securities, credit card, investment, mortgage securitization, venture capital and other credit related businesses.

o    CONTIGROUP (not rated) occupies a total of 46,110 square feet (2.6% of square feet, 2.4% of rental income) under two 25-year leases, one for office space and one for storage space, both expiring on February 28, 2015.
     The current rental rate per square foot of office space of $48.00 increases to $53.00 on March 1, 2010. ContiGroup is a recognized leader in integrated poultry and pork production and cattle feeding, with nearly 200 years of experience in agribusiness and global trade. The company serves customers around the world through facilities and affiliates in ten countries.
     ContiGroup operated as Continental Grain Company from 1921 to 1999, when it sold its commodity marketing operations and turned its principal focus to meat proteins. ContiGroup operates 13 state-of-the-art poultry plants across the southeastern United States, six major feedlots in four states, raises more than one million head of cattle per year, ranks as the second largest pork producer in the country through a joint venture with Premium
     Standard Farms, and is a major producer of animal feed, wheat flour, pork and poultry in Latin America and the Far East. ContiGroup employs approximately 13,500 people worldwide in ten countries.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION
THE LOAN:

o    The 277 Park Avenue Mortgage Loan is a $260.0 million, ten-year fixed rate loan secured by a first mortgage on an office building located in New York
     City. The 277 Park Avenue Mortgage Loan is interest only for the entire loan term until an anticipated repayment date of October 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of
     4.647%. The final maturity date of the 277 Park Avenue Mortgage Loan is
     October 1, 2035.

THE BORROWER:

o    The 277 Park Avenue Borrower is 277 Park Avenue, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at lease two independent directors for which the 277 Park Avenue Borrower's counsel has delivered a non-consolidation opinion. Equity ownership is held
     100.0% by Park Avenue Mezz I, LLC as the sole member. Through a series of intermediate ownership levels, equity ownership is eventually held by the estate of Stanley Stahl.

THE PROPERTY:

o    The 277 Park Avenue Mortgaged Property consists of a fee simple interest in a Class "A" office building built in 1964 and most recently renovated in
     2001. The improvements consist of a 50-story office building situated on
     1.86 acres containing 1,767,528 net rentable square feet, of which
     1,708,433 square feet is office space and 59,095 is retail/storage space.
     The 277 Park Avenue Mortgaged Property is currently occupied by 11 office tenants ranging in size from 1,200 to 1,361,629 square feet and 15 retail tenants ranging in size from 101 to 18,000 square feet.

o    The 277 Park Avenue Mortgaged Property is located on an entire city block in Midtown Manhattan between East 47th and East 48th Streets. The Midtown
     Manhattan submarket totals 235.2 million square feet, of which 176 million is Class A, making it one of the largest office submarkets in Manhattan.

o    The 277 Park Avenue Borrower is generally required at its sole cost and expense to keep the 277 Park Avenue Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Stanley Stahl Management, Inc., a borrower related entity, and Colliers
     ABR, Inc. ("CABR") jointly manage the 277 Park Avenue Mortgaged Property.
     Stahl Real Estate Company, started over 50 years ago by Stanley Stahl, owns approximately 4 million square feet of office and 3,000 apartments in the
     New York area. CABR was founded in 1978 as a full service commercial real estate services firm and serves clients in the New York City, Westchester
     County, New Jersey, and Fairfield County markets, offering tenant and landlord services, brokerage, consulting, property management, project monitoring and market research. The parent company, Colliers, is a global real estate services firm with 248 offices located in 51 countries and employing approximately 9,000 people. Colliers has more than 660 million square feet under management.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The equity owner of the borrower, Park Avenue Mezz 1, LLC, incurred senior mezzanine debt from Bank of America, N.A. with an aggregate balance of
     $100,000,000 secured by pledges of equity interests in the 277 Park Avenue
     Borrower. The equity owners of the mezzanine borrower, PAMC Co-Manager Inc.
     and Park Avenue Financing Company, LLC, incurred junior mezzanine debt from
     Bank of America, N.A. with an aggregate balance of $100,000,000 secured by pledges of equity interests in the junior mezzanine borrower's equity interests in the senior mezzanine borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                 277 PARK AVENUE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       19

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

KINDERCARE PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL NOTE A-1 SENIOR COMPONENT
   PRINCIPAL BALANCE:                  $150,000,000
FIRST PAYMENT DATE:                    January 1, 2006
TERM/AMORTIZATION:                     120/Planned
MATURITY DATE:                         December 1, 2015
EXPECTED NOTE A-1 SENIOR COMPONENT
   MATURITY BALANCE:                   $129,225,000
BORROWING ENTITY:                      KC Propco, LLC
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout: 13 payments GRTR 1% PPMT or
                                       Yield Maintenance: 100 payments
                                       Open: 7 payments
PARI PASSU DEBT:                       $150,000,000 Note A-2 and $150,000,000
                                       Note A-3
EXISTING MEZZANINE DEBT:               $50,000,000 senior mezzanine loan.
SUBORDINATE COMPONENT:                 $200,000,000 portion (subordinate
                                       component) of Note A-1, included in the
                                       trust fund.
UP-FRONT RESERVES:
   IMMEDIATE REPAIR RESERVE:           $756,551
LETTERS OF CREDIT:
   TAXES:                              $5,542,841
   REPLACEMENT RESERVES:               $930,000
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
WHOLE LOAN CUT-OFF DATE BALANCE:       $650,000,000
NOTE A-1 CUT-OFF DATE BALANCE:         $350,000,000
NOTE A-1 SENIOR COMPONENT
   CUT-OFF DATE BALANCE:               $150,000,000
NOTE A-1 SUBORDINATE COMPONENT
   CUT-OFF DATE BALANCE:               $200,000,000
NOTE A-2 CUT-OFF DATE BALANCE:         $150,000,000
NOTE A-3 CUT-OFF DATE BALANCE:         $150,000,000
SHADOW RATING (MOODY'S/S&P):           A3/AAA

                                          WHOLE         WHOLE
                                           LOAN          LOAN
                                        (EXCLUDING    (INCLUDING
                                       SUBORDINATE   SUBORDINATE
                                        COMPONENT)    COMPONENT)
                                       -----------   -----------
CUT-OFF DATE LTV:                         40.9%          59.0%
MATURITY DATE LTV:                        35.2%          50.8%
UNDERWRITTEN DSCR:                        3.27x          2.15x
MORTGAGE RATE(1):                        5.123%         5.457%
--------------------------------------------------------------------------------

(1)  The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Other
PROPERTY SUB TYPE:                     Child Development Centers
LOCATION:                              Various
YEAR BUILT OR YEAR OPENED:             Various
NET RENTABLE SQUARE FEET:              5,119,320
CUT-OFF BALANCE PSF:                   $88
T-12 UTILIZATION AS OF
   10/01/2005(1):                      58.6%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Greenstreet Realty Partners, L.P.
U/W NET CASH FLOW:                     $90,800,000
APPRAISED VALUE:                       $1,101,357,835
--------------------------------------------------------------------------------

(1)  Excludes three properties for which information was unavailable and three properties constructed in 2005.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION
                                                                   UNDERWRITTEN
                                                                   ------------
Cash Flow (CF)(1)(2) ...........................................   $90,800,000
DSCR on CF(3) ..................................................          3.27x

(1)  The KinderCare Portfolio Borrower, KC Propco, LLC, receives an annual payment of $90,800,000 (via the "Master Lease") from the Knowledge Learning
     Corporation.

(2)  In addition, the underlying properties in the KinderCare Portfolio had a
     12/31/04 EBITDA of $136,397,531 and a T12 10/01/05 EBITDA of $149,511,946.

(3)  Based on an aggregate principal of $450,000,000 (the KinderCare Portfolio
     Whole Loan Cut-off Date principal balance, excluding the Note A-1 subordinate component).

                             ADDITIONAL INFORMATION

THE LOAN:

o    The KinderCare Portfolio Whole Loan is a $650.0 million, ten-year fixed rate loan secured by a first mortgage on 713 children's learning centers located in 37 states. The KinderCare Whole Loan is represented by three pari passu promissory notes referred to as Note A-1 (which is the only note included in the trust fund), Note A-2 and Note A-3. The KinderCare
     Portfolio Mortgage Loan is represented by the senior component of the related Note A-1. Monthly debt service on the KinderCare Portfolio Senior
     Component Loan in the trust consists of interest plus fixed principal payments of $125,000 for the first 60 months and $225,000 for the last 60 months. Monthly debt service on the KinderCare Portfolio Whole Loan consists of interest plus fixed principal payments of $541,667 for the first 60 months and $975,000 for the last 60 months.

THE BORROWER:

o    The KinderCare Portfolio Borrower is KC Propco, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the KinderCare Portfolio
     Borrower's legal counsel has delivered a non-consolidation opinion.

o    Equity ownership is held 100% by KC Mezco I LLC as the Member of the
     KinderCare Portfolio Borrower. Through a series of intermediate ownership levels, equity ownership of the KinderCare Portfolio Borrower is eventually held by KinderCare Learning Centers, Inc. and Knowledge Learning
     Corporation, the sponsor of the KinderCare Portfolio Mortgage Loan. The sponsor principals are Michael R. Milken, Lowell J. Milken and Steven J.
     Green.

o    The KinderCare Portfolio Borrower is generally required at its sole cost and expense to keep the KinderCare Portfolio Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

THE PROPERTY:

o    The KinderCare Portfolio Mortgaged Property consists of 713 children's learning centers totaling 5,119,320 net rentable square feet located in 37 states that are owned and operated by Knowledge Learning Corporation.

THE COMPANY:

o    KinderCare Learning Centers, founded in 1969 and based in Portland, Oregon, is a leading provider of early childhood education and care to children between the ages of six weeks and 12 years. KinderCare Learning Centers operates 1,222 early childhood education and care centers, 10 before and after-school programs and 43 employer-sponsored child care centers located in 39 states, serving more than 115,000 children and employing approximately 24,000 people.

o    Knowledge Learning Corporation, founded in 1983 and based in Golden,
     Colorado, is a leading provider of early childhood education programs and services operating under several names, including Children's Discovery
     Centers, Knowledge Beginnings, Magic Years and Children's World. Knowledge
     Learning Corporation operates 721 early childhood education and child care centers, 646 before and after-school programs and 80 employer-sponsored child care centers located in 33 states and Washington, D.C., serving more than 85,000 children and employing approximately 17,000 people. As of the
     12-month period ended September 30, 2004, Knowledge Learning Corporation reported revenue of approximately $1.4 billion and net income of $15.0 million.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

o    In January 2005, Knowledge Learning Corporation purchased KinderCare for approximately $550 million. The combined company operates 1,900 early childhood education and child care centers, 656 before-and-after school programs and 123 employer-sponsored child care centers located in 39 states and Washington, D.C., serving more than 200,000 children and employing approximately 41,000 people.

PROPERTY MANAGEMENT:

o    Greenstreet Realty Partners L.P. is the property manager of the portfolio.

MASTER LEASE:

o    The KinderCare Portfolio Borrower has entered into a 15-year bondable triple net lease ("Master Lease") for the individual properties with the
     Knowledge Learning Corporation. The Master Lease provides for the monthly payment of scheduled base rent increasing periodically over the loan term and standard pass-through expenses. The Master Lease allows the individual properties to remain in the operating company, Knowledge Learning
     Corporation, which makes market rental payments to The KinderCare Portfolio
     Borrower, KC Propco, LLC. Beginning in 2011 and 2016 the scheduled base rent shall increase every five lease years proportionate to any increases in the CPI during the prior five year period, not to exceed a 7% maximum increase. The Master Lease specifies the portion of the base scheduled rent allocated to each individual property. All scheduled Master Lease payments shall at all times during the loan term be made directly to a deposit account controlled by the mortgagee.

RELEASE OF PROPERTY:

o    Provided that no event of default has occurred and is continuing, the
     KinderCare Portfolio Borrower may obtain the release of an individual property from the lien of the related mortgage and the release of the
     KinderCare Portfolio Borrower's obligations upon satisfying the following conditions including, without limitation, receipt by the mortgagee of a certified copy of an amendment to the Master Lease reflecting the deletion of the individual property to be released, which amendment shall reduce the rental obligations of KinderCare Learning Corporation thereunder by an amount equal to the rental obligation associated with the individual property that is to be released. The release price for each individual property shall be 115% of the allocated loan amount to a third party purchaser or the greater of 115% of the allocated loan amount and the then appraised value of such individual property to an affiliate of the
     KinderCare Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The equity owner of the borrower, KC Mezco I LLC, incurred mezzanine debt from Bank of America, N.A. with an aggregate balance of $50,000,000 secured by pledges of equity interests in the KinderCare Portfolio Borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not allowed.

SUBORDINATE COMPONENT:

o    As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates (the "Class KC Certificates")
     that is entitled to payments solely from the KinderCare Portfolio Mortgage
     Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the
     KinderCare Portfolio Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the
     Special Servicer in connection with the KinderCare Portfolio Mortgage Loan.
     In addition, such holder may (but is not obliged to) purchase the
     KinderCare Portfolio Mortgage Loan, if the KinderCare Portfolio Mortgage
     Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its
     (a) fair value as determined by the Special Servicer (or the Master
     Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances
     (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                              KINDERCARE PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                              KINDERCARE PORTFOLIO
                              --------------------

STATE                       # OF PROPERTIES
-----                       ---------------
ALABAMA                             7
ARIZONA                            18
CALIFORNIA                         62
COLORADO                           19
CONNECTICUT                         9
DELAWARE                            5
FLORIDA                            51
GEORGIA                            12
IOWA                                4
ILLINOIS                           68
INDIANA                            10
KANSAS                              8
KENTUCKY                            3
LOUISIANA                           5
MASSACHUSETTS                      22
MARYLAND                           17
MICHIGAN                           17
MINNESOTA                          25
MISSOURI                           13
MISSISSIPPI                         2
NORTH CAROLINA                     19
NEBRASKA                            2
NEW HAMPSHIRE                       3
NEW JERSEY                         23
NEW MEXICO                          3
NEVADA                              4
NEW YORK                            3
OHIO                               38
OKLAHOMA                           10
OREGON                             10
PENNSYLVANIA                       33
TENNESSEE                          16
TEXAS                              56
UTAH                                5
VIRGINIA                           53
WASHINGTON                         34
WISCONSIN                          24

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       23

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BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

INTOWN SUITES PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bear Stearns
ORIGINAL PRINCIPAL BALANCE:            $126,016,590
FIRST PAYMENT DATE:                    December 1, 2005
TERM/AMORTIZATION:                     120/300 months
MATURITY DATE:                         November 1, 2015
EXPECTED MATURITY BALANCE:             $95,669,600
BORROWING ENTITY(1):                   Various
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       GRTR1% PPMT or YM: 25 payments
                                       Defeasance: 91 payments
                                       Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   IMMEDIATE REPAIR RESERVE:           $475,807
   REPLACEMENT RESERVE:                $163,134
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   REPLACEMENT RESERVE:                $163,134
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

(1)  The loan is collateralized by forty properties and the borrower is comprised of forty separate single purpose entities.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $125,815,376
CUT-OFF DATE LTV:                      59.1%
MATURITY DATE LTV:                     44.9%
UNDERWRITTEN DSCR:                     1.97x
MORTGAGE RATE(1):                      5.336%
--------------------------------------------------------------------------------

(1)  Interest rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Hotel
PROPERTY SUB TYPE:                     Extended Stay
LOCATION:                              Various
YEAR BUILT/RENOVATED:                  Various
NUMBER OF KEYS:                        5,073
CUT-OFF BALANCE PER KEY:               $24,801
OCCUPANCY AS OF 10/31/2005:            87.2%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   InTown Suites Management, Inc.
U/W NET CASH FLOW:                     $17,999,197
APPRAISED VALUE:                       $212,900,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                     FINANCIAL INFORMATION - PORTFOLIO LEVEL

                                     FULL YEAR      FULL YEAR     TRAILING 12
                                   (12/31/2003)   (12/31/2004)   (10/31/2005)   UNDERWRITTEN
                                   ------------   ------------   ------------   ------------

Effective Gross Income .........    $35,614,605    $36,452,690    $40,634,285    $41,053,483
Total Expenses .................    $16,551,829    $16,836,498    $18,966,613    $21,001,612
Net Operating Income (NOI) .....    $19,062,776    $19,616,192    $21,667,672    $20,051,871
Cash Flow (CF) .................    $17,282,046    $17,793,557    $19,635,958    $17,999,197
DSCR on NOI ....................           2.09x          2.15x          2.37x          2.19x
DSCR on CF .....................           1.89x          1.95x          2.15x          1.97x

                         PORTFOLIO OPERATING STATISTICS

                                                        TRAILING 12
                                     2003      2004    (10/31/2005)   UNDERWRITTEN
                                   -------   -------   ------------   ------------

Average Weekly Rate (AWR) ......   $161.76   $167.43     $173.21        $177.26
Average Daily Rate (ADR) .......   $ 23.11   $ 23.92     $ 24.74        $ 25.32
Occupancy ......................      82.0%     81.0%       87.2%          86.1%
Weekly RevPAR ..................   $132.64   $135.57     $151.01        $152.66
Daily RevPAR ...................   $ 18.95   $ 19.37     $ 21.57        $ 21.81

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                                                                     ALLOCATED     % OF TOTAL PORTFOLIO
                                                    YEAR           CUT-OFF LOAN   (BY ALLOCATED CUT-OFF
PROPERTY NAME                     LOCATION         BUILT    KEYS    BALANCE ($)       LOAN BALANCE)
---------------------------   ------------------   -----   -----   ------------   ---------------------

Perdue Springs.............   Chester, VA           2001     120   $  5,751,102            4.6%
Roosevelt Blvd.............   Clearwater, FL        2001     121      4,670,281            3.7
Beach Road.................   Jacksonville, FL      2000     121      4,601,581            3.7
Highway 17.................   Charleston, SC        1998     121      4,368,843            3.5
Chandler Blvd..............   Phoenix, AZ           2001     121      4,202,619            3.3
Coon Rapids................   Coon Rapids, MN       1999     135      4,139,989            3.3
Salt Lake South............   Salt Lake City, UT    1999     136      4,068,393            3.2
Sheridan...................   Sheridan, CO          2000     135      3,983,998            3.2
Two Notch..................   Columbia, SC          1997     121      3,659,667            2.9
Indianapolis North.........   Indianapolis, IN      2001     121      3,636,864            2.9
Highway 2252...............   San Antonio, TX       2001     121      3,620,620            2.9
Ina Road...................   Tucson, AZ            2001     121      3,548,804            2.8
Orlando North..............   Orlando, FL           1997     137      3,488,191            2.8
Albuquerque................   Albuquerque, NM       1999     135      3,294,731            2.6
Culebra Rd.................   San Antonio, TX       2001     121      3,255,484            2.6
Brook Hollow...............   Dallas, TX            1999     134      3,209,557            2.6
O'Hare.....................   Elk Grove, IL         1998     125      3,173,585            2.5
Nashville North............   Hendersonville, TN    1997     121      3,134,218            2.5
Bell Road..................   Nashville, TN         1998     121      3,082,910            2.5
Highway 121................   Lewisville, TX        1998     121      3,038,031            2.4
Birmingham North...........   Birmingham, AL        1998     137      3,012,283            2.4
Hurstbourne................   Louisville, KY        2000     121      2,977,937            2.4
Dublin.....................   Columbus, OH          1998     127      2,961,504            2.4
Rolling Creek..............   Houston, TX           1998     137      2,883,359            2.3
Kieth Harrow...............   Houston, TX           2000     121      2,816,306            2.2
Bandera Road...............   Leon Valley, TX       2000     121      2,797,226            2.2
Perrin Beitel..............   San Antonio, TX       1998     138      2,751,739            2.2
Oak Village................   Arlington, TX         1997     132      2,723,175            2.2
Woods Cross................   Woods Cross, UT       2001     121      2,711,024            2.2
Highway 290................   Houston, TX           1999     132      2,644,710            2.1
Jana Lane..................   Pasadena, TX          2000     121      2,533,229            2.0
North Dallas...............   North Dallas, TX      1998     121      2,364,598            1.9
Albermarle Road............   Charlotte, NC         1998     121      2,283,308            1.8
Highway 6..................   Houston, TX           1998     121      2,257,390            1.8
Knoxville..................   Knoxville, TN         1996     132      2,209,377            1.8
Carrollton.................   Carrollton, TX        1998     138      2,113,350            1.7
Webster....................   Webster, TX           1998     132      2,043,911            1.6
Six Flags..................   Arlington, TX         1998     132      2,002,977            1.6
El Paso....................   El Paso, TX           1998     138      1,946,896            1.5
Arlington..................   Arlington, TX         1998     121      1,851,609            1.5
                                                           -----   ------------          -----
TOTAL......................                                5,073   $125,815,376          100.0%

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The InTown Suites Portfolio Mortgage Loan is a $126.0 million, 120-month fixed rate loan secured by a first mortgage on forty, cross-collateralized, cross-defaulted, extended-stay hotel properties located in 16 states totaling 5,073 rooms. The InTown Suites Portfolio Mortgage Loan bears interest at an annual interest rate, rounded to three decimal places, of
     5.336%. The loan amortizes based on a 300-month schedule and matures on
     November 1, 2015.

THE BORROWER:

o    The InTown Suites Portfolio Borrower is comprised of 40 separate single purpose entities. The sponsor of the InTown Suites Portfolio Mortgage Loan is InTown Suites Management, Inc. which is 100% owned and controlled by a subsidiary of LF Strategic Realty Investors II L.P., a private equity fund whose general partner is Lazard Freres Real Estate Investors L.L.C.

o    Lazard Freres Real Estate Investors L.L.C. has acted as general partner for four discretionary real estate funds that have invested nearly $3.0 billion of equity capital since 1994 in a variety of debt and equity real estate investments and operating companies. InTown Suites Management, Inc., founded in 1989 and headquartered in Atlanta, Georgia, is the largest owner/operator of economy extended-stay hotels in the United States. InTown
     Suites Management, Inc. operates a total of 120 extended-stay hotels totaling 15,716 rooms across 21 states.

THE PROPERTIES:

o    The portfolio consists of 40 individual extended stay hotel properties totaling 5,073 rooms located across 16 states and 25 separate Metropolitan
     Statistical Areas. The typical InTown Suites Portfolio Mortgaged Property is a three-story building with 121 guest rooms, a front office, and a guest laundry facility. The average age of hotels in the InTown Suites Portfolio is six years and approximately 27% of the properties consist of interior corridor buildings.

o    Typical guestrooms are approximately 275 to 300 square feet in size with various amenities including Full/Queen/King size beds, fold-out couch, a kitchen with stove-top, microwave oven, full size refrigerators, a dining area, cable television and internet access, weekly housekeeping and guest laundry facilities.

o    Average length of stay is approximately 161 nights. Rooms are typically rented on a weekly basis with approximately 64% of guests staying greater than 30 days.

PROPERTY MANAGEMENT:

o    InTown Suites Management, Inc., an affiliate of the borrower, manages the
     InTown Suites Portfolio Mortgaged Properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Mezzanine debt is permitted subject to the satisfaction of certain conditions, including confirmation of no downgrade from the rating agencies, a maximum combined loan-to-value ratio of no greater than 80% and a combined debt service coverage ratio not less than 1.20x.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             INTOWN SUITES PORTFOLIO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                            INTOWN SUITES PORTFOLIO

                 (1)  PERDUE SPRINGS              Chester, VA
                 (2)  ROOSEVELT BLVD              Clearwater, FL
                 (3)  BEACH ROAD                  Jacksonville, FL
                 (4)  HIGHWAY 17                  Charleston, SC
                 (5)  CHANDLER BLVD               Phoenix, AZ
                 (6)  COON RAPIDS                 Coon Rapids, MN
                 (7)  SALT LAKE SOUTH             Salt Lake City, UT
                 (8)  SHERIDAN                    Sheridan, CO
                 (9)  TWO NOTCH                   Columbia, SC
                 (10) INDIANAPOLIS NORTH          Indianapolis, IN
                 (11) HIGHWAY 2252                San Antonio, TX
                 (12) INA ROAD                    Tucson, AZ
                 (13) ORLANDO NORTH               Orlando, FL
                 (14) ALBUQUERQUE                 Albuquerque, NM
                 (15) CULEBRA RD                  San Antonio, TX
                 (16) BROOK HOLLOW                Dallas, TX
                 (17) O'HARE                      Elk Grove, IL
                 (18) NASHVILLE NORTH             Hendersonville, TN
                 (19) BELL ROAD                   Nashville, TN
                 (20) HIGHWAY 121                 Lewisville, TX
                 (21) BIRMINGHAM NORTH            Birmingham, AL
                 (22) HURSTBOURNE                 Louisville, KY
                 (23) DUBLIN                      Columbus, OH
                 (24) ROLLING CREEK               Houston, TX
                 (25) KIETH HARROW                Houston, TX
                 (26) BANDERA ROAD                Leon Valley, TX
                 (27) PERRIN BEITEL               San Antonio, TX
                 (28) OAK VILLAGE                 Arlington, TX
                 (29) WOODS CROSS                 Woods Cross, UT
                 (30) HIGHWAY 290                 Houston, TX
                 (31) JANA LANE                   Pasadena, TX
                 (32) NORTH DALLAS                North Dallas, TX
                 (33) ALBERMARLE ROAD             Charlotte, NC
                 (34) HIGHWAY 6                   Houston, TX
                 (35) KNOXVILLE                   Knoxville, TN
                 (36) CARROLLTON                  Carrollton, TX
                 (37) WEBSTER                     Webster, TX
                 (38) SIX FLAGS                   Arlington, TX
                 (39) EL PASO                     El Paso, TX
                 (40) ARLINGTON                   Arlington, TX

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

SUMMIT AT WARNER CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $120,000,000
FIRST PAYMENT DATE:                    December 1, 2005
TERM/AMORTIZATION:                     60/0 months
INTEREST ONLY PERIOD:                  60 months
MATURITY DATE:                         November 1, 2010
EXPECTED MATURITY BALANCE:             $120,000,000
BORROWING ENTITY:                      Warner Center Summit, Ltd.
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 57 payments
                                       Open: 3 payments
UP-FRONT RESERVES:
   TAX RESERVE:                        Yes
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                        Yes
   REPLACEMENT RESERVE:                $21,090
LOCKBOX:                               Soft
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $120,000,000
CUT-OFF DATE LTV:                      57.1%
MATURITY DATE LTV:                     57.1%
UNDERWRITTEN DSCR:                     2.04x
MORTGAGE RATE:                         4.900%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Multifamily
PROPERTY SUB TYPE:                     Garden
LOCATION:                              Woodland Hills, California
YEAR BUILT/RENOVATED:                  1990/NAP
NUMBER OF UNITS:                       760
CUT-OFF BALANCE PER UNIT:              $157,895
OCCUPANCY AS OF 09/18/2005:            96.5%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Con Am Management Corporation
U/W NET CASH FLOW:                     $12,164,152
APPRAISED VALUE:                       $210,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                            SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                         FULL YEAR      FULL YEAR     TRAILING 12
                                       (12/31/2003)   (12/31/2004)   (07/31/2005)   UNDERWRITTEN
                                       ------------   ------------   ------------   ------------

Effective Gross Income .............   $16,773,292    $16,936,677    $17,461,434    $17,320,325
Total Expenses .....................   $ 4,306,247    $ 4,498,579    $ 4,605,456    $ 4,903,092
Net Operating Income (NOI) .........   $12,467,046    $12,438,098    $12,855,978    $12,417,232
Cash Flow (CF) .....................   $11,723,935    $11,456,789    $11,776,806    $12,164,152
DSCR on NOI ........................          2.09x          2.09x          2.16x          2.08x
DSCR on CF .........................          1.97x          1.92x          1.98x          2.04x

                                                           2 BEDROOM   3 BEDROOM
                                                           ---------   ---------
Number of Units ........................................        630         130
Average Rent ...........................................     $1,890      $2,467
Average Unit Size (SF) .................................      1,171       1,430

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Summit at Warner Center Mortgage Loan is a $120 million, five-year fixed rate loan secured by a first mortgage on a garden style apartment complex located in Woodland Hills, Los Angeles County, California. The
     Summit at Warner Center Loan is interest only for the entire loan term, matures on November 1, 2010, and accrues interest at an annual rate of
     4.900%.

THE BORROWER:

o    The Summit at Warner Center Borrower is Warner Center Summit, Ltd., a
     California limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the Summit at
     Warner Center Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.5% by each of Geoffrey H. Palmer and
     Summit Warner Center Apartments, LLC, a Delaware limited liability company, as the general partners of the Summit at Warner Center Borrower and 99% by
     Palmer-Warner Center, Ltd., a California limited partnership, as the limited partner of the Summit at Warner Center Borrower. The borrower principal is Geoffrey H. Palmer.

o    Geoffrey H. Palmer has been active in developing multifamily properties since 1975. G.H. Palmer Associates currently owns a multifamily portfolio of more than 7,800 units located throughout southern California with an estimated net worth of over $1 billion.

THE PROPERTY:

o    The Summit at Warner Center Mortgaged Property consists of a fee simple interest in a 760-unit, garden style apartment complex and situated on
     41.96 acres. The unit mix at the property consists of the following: 60 two bedroom/two bathroom units, 510 two bedroom/two and a half bathroom townhouse units, 60 two bedroom/two bathroom loft units and 130 three bedroom/three bathroom townhouse units. The Summit at Warner Center
     Mortgaged Property consists of 95 three-story buildings and was constructed in 1990.

o    Each unit is equipped with a standard kitchen package consisting of a refrigerator, range/oven, dishwasher, disposal, trash compactor and microwave. Other unit amenities include full-size washer/dryers, vaulted ceilings, skylights, fireplaces, patios/balconies, a one-car garage for each unit and extra storage in the garage. Each unit is wired for cable television.

o    The property is a gated-access community including a clubhouse with leasing office and kitchen, two fitness centers, conference room, four pools with spa, sauna, five tennis courts, basketball court, volleyball court, putting green, playgrounds and a picnic area with BBQ. There are 1,520 garage parking spaces (2 per unit) and 380 surface parking spaces for a total of
     1,900 spaces, resulting in a parking ratio of 2.5 spaces per unit.

o    The Summit at Warner Center Mortgaged Property is located in southern
     California, approximately 25 miles northwest of downtown Los Angeles. The
     Los Angeles multifamily market contains approximately 742,000 units with an overall occupancy of 96.7%. The Woodland Hills apartment submarket contains approximately 15,000 units with an overall occupancy of 95.6%.

o    The Summit at Warner Center Borrower is generally required at its sole cost and expense to keep the Summit at Warner Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The property is managed by Con Am Management Corporation. Con Am Management
     Corporation is a full service real estate management company and a subsidiary of The Con Am Group of Companies that was founded in 1975 and is headquartered in San Diego, California. Con Am Management Corporation
     currently manages a real estate portfolio consisting of approximately
     45,000 multifamily units, which is valued at more than $2 billion.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Summit at Warner Center Borrower is permitted to incur mezzanine financing on a one-time basis only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) execution by the mezzanine lender of a subordination and intercreditor agreement reasonably satisfactory to the mortgagee; (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 70% and a minimum debt service coverage ratio less than 1.15x based on a constant of 9.25% and underwritten net income; (d) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the
     Summit at Warner Center Borrower (and will not be secured by any other collateral); (e) the mezzanine loan the mortgagee will at all times comply with standard rating agency criteria for a qualified mezzanine lender; (f)
     the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Summit at Warner Center Mortgage Loan; (g) the loan term of the permitted mezzanine financing will be co-terminus with or no longer than the term of the Summit at Warner Center Mortgage Loan; and
     (h) the proceeds from the permitted mezzanine financing will be used to make capital contributions to the Summit at Warner Center Borrower for the
     purpose of funding operations and/or capital expenditures at the Summit at
     Warner Center Mortgaged Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             SUMMIT AT WARNER CENTER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                  BURNETT PLAZA
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                  BURNETT PLAZA
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

BURNETT PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $114,200,000
FIRST PAYMENT DATE:                    May 1, 2005
TERM/AMORTIZATION:                     120/360 months
INTEREST ONLY PERIOD:                  36 months
MATURITY DATE:                         April 1, 2015
EXPECTED MATURITY BALANCE:             $101,296,834
BORROWING ENTITY:                      Burnett Plaza Associates, L.P.
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 117 payments
                                       Open: 3 payments
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $114,200,000
CUT-OFF DATE LTV:                      79.9%
MATURITY DATE LTV:                     70.8%
UNDERWRITTEN DSCR:                     1.52x
MORTGAGE RATE(1):                      5.016%
--------------------------------------------------------------------------------

(1)  Interest rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Office
PROPERTY SUB TYPE:                     Central Business District
LOCATION:                              Fort Worth, Texas
YEAR BUILT/RENOVATED:                  1983/NAP
NET RENTABLE SQUARE FEET:              1,028,027
CUT-OFF BALANCE PSF:                   $111
OCCUPANCY AS OF 09/30/2005:            95.7%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Prentiss Properties Management, LP
U/W NET CASH FLOW:                     $11,192,086
APPRAISED VALUE:                       $143,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                  BURNETT PLAZA
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                  FULL YEAR      FULL YEAR      FULL YEAR
                                (12/31/2002)   (12/31/2003)   (12/31/2004)   UNDERWRITTEN
                                ------------   ------------   ------------   ------------

Effective Gross Income.......   $21,762,490    $22,029,762    $23,230,555    $23,225,367
Total Expenses...............   $ 9,360,710    $ 9,024,808    $10,398,191    $10,656,041
Net Operating Income (NOI)...   $12,401,780    $13,004,953    $12,832,364    $12,569,326
Cash Flow (CF)...............   $12,401,780    $13,004,953    $12,832,364    $11,192,086
DSCR on NOI..................          1.68x          1.76x          1.74x          1.71x
DSCR on CF...................          1.68x          1.76x          1.74x          1.52x

                              TENANT INFORMATION(1)

                                       RATINGS       TOTAL       % OF      RENT     POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF     PSF        RENT          RENT      EXPIRATION
-----------                          -----------   ---------   --------   ------   -----------   -----------   ----------

AmeriCredit Financial.............      B1/BB-      238,303      23.2%    $18.48   $ 4,403,387      22.8%      05/31/2011
Burlington Resources..............     A3/BBB+      198,539      19.3     $21.49     4,265,841      22.1       06/30/2013
HUD...............................     Aaa/AAA      102,418      10.0     $18.80     1,925,458      10.0       09/30/2013
Practitioners Publishing Company..      A3/A-        81,516       7.9     $17.75     1,446,909       7.5       05/31/2011
                                                    -------      ----              -----------      ----
TOTAL.............................                  620,776      60.4%             $12,041,595      62.4%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                       # OF                                         CUMULATIVE
                      LEASES     EXPIRING     % OF     CUMULATIVE      % OF       BASE RENT
YEAR OF EXPIRATION   EXPIRING       SF      TOTAL SF    TOTAL SF     TOTAL SF     EXPIRING
------------------   --------   ---------   --------   ----------   ----------   ----------

2005..............        7         3,565      0.3%         3,565       0.3%     $  104,767
2006..............        2         3,340      0.3          6,905       0.7%     $   85,979
2007..............        9        65,844      6.4         72,749       7.1%     $1,286,985
2008..............       19        41,524      4.0        114,273      11.1%     $  703,620
2009..............       10        44,330      4.3        158,603      15.4%     $  831,948
2010..............       13       108,040     10.5        266,643      25.9%     $1,910,122
2011..............       21       393,066     38.2        659,709      64.2%     $6,966,698
2013..............       19       318,727     31.0        978,436      95.2%     $6,519,830
Vacant............       --        49,591      4.8      1,028,027     100.0%     $  888,093
                        ---     ---------    -----
TOTAL.............      100     1,028,027    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 60.4% of the total net rentable square feet, are:

o    AMERICREDIT FINANCIAL ("AFSI") (rated "B1" by Moody's and "BB-" by S&P)
     leases a total of 238,303 square feet (23.2% of square feet, 22.8% of rental income) under a 12-year lease expiring on May 31, 2011. AFSI is a wholly owned subsidiary of AmeriCredit Corporation, a leading independent auto finance company that serves customers who have limited access to traditional automobile financing. AmeriCredit Corporation and its subsidiaries operate 89 branch offices located in 31 states and work with approximately 12,300 franchised automobile dealers across North America.
     AmeriCredit Corporation has approximately one million customers and $11 billion in managed auto loan receivables. As of the fiscal year ended June
     30, 2005, AmeriCredit Corporation reported revenue of approximately $1.5 billion, net income of $285.9 million and stockholder equity of $2.1 billion.

o    BURLINGTON RESOURCES (rated "A3" by Moody's and "BBB+" by S&P) occupies
     198,539 square feet (19.3% of square feet, 22.1% of rental income) under a
     30-year lease expiring on June 30, 2013. Burlington Resources is a holding company that is engaged in the exploration, development, production and marketing of crude oil and natural gas in North America, Canada and other countries. As of the fiscal year ended December 31, 2004, Burlington
     Resources reported revenue of approximately $5.6 billion, net income of
     $1.5 billion and stockholder equity of $7.0 billion.

o    DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT ("HUD") (rated "Aaa" by Moody's and "AAA" by S&P) occupies 102,418 square feet (10.0% of square feet, 10.0%
     of rental income) under a 14-year lease expiring on September 30, 2013. HUD is the nation's housing agency committed to increasing national homeownership opportunities. In addition to expanding home ownership, HUD's mission is to provide capital and resources to improve economic conditions in distressed communities, enforce the nation's fair housing laws and increase access to affordable rental housing.

o    PRACTITIONERS PUBLISHING COMPANY ("PPC") (not rated) occupies 81,516 square feet (7.9% of square feet, 7.5% of rental income) under a ten-year lease expiring on May 31, 2011. There are two five-year options to renew the lease. PPC provides on-line and traditional publications to tax and accounting professionals. PPC is a subsidiary of The Thomson Corporation
     (rated "A3" by Moody's and "A-" by S&P), a global provider of integrated information solutions to business and professional clients. As of the fiscal year ended December 31, 2004, The Thomson Corporation reported revenue of approximately $8.1 billion, net income of $1.0 billion and stockholder equity of $9.5 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Burnett Plaza Mortgage Loan is a $114.2 million, ten-year fixed rate loan secured by a first mortgage on an office building located in Fort
     Worth, Tarrant County, Texas. The Burnett Plaza Mortgage Loan is interest only for the first three years of the loan term, matures on April 1, 2015, and accrues interest at an annual rate, rounded to three decimal places, of
     5.016%.

THE BORROWER:

o    The Burnett Plaza Borrower is Burnett Plaza Associates, L.P., a Delaware
     limited partnership and a single purpose bankruptcy remote entity for which the Burnett Plaza Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.1% by Burnett Plaza
     Associates GP, LLC, a Delaware limited liability company, as the general partner and 99.9% by Prentiss Properties Acquisition Partners, L.P., a
     Delaware limited partnership, as the limited partner. Prentiss Properties
     Acquisition Partners, L.P. is an affiliate of Prentiss Properties Trust, a
     Maryland Real Estate Investment Trust.

o    Prentiss Properties Trust ("Prentiss") (NYSE: "PP"), a real estate investment trust, engages in the acquisition, ownership, management, leasing and development of office and industrial properties. Prentiss also provides administrative services, such as accounting, tax and legal, as well as management and maintenance services. Founded in 1987 and headquartered in Dallas, Texas, Prentiss owns properties in California,
     Texas, Illinois, Colorado and Washington, D.C. As of December 31, 2004,
     Prentiss owned interest in a portfolio of 133 office and suburban industrial properties totaling approximately 18.4 million square feet. As of the fiscal year ended December 31, 2004, Prentiss reported revenue of approximately $370.7 million, net income of $62.4 million and stockholder equity of $943.6 million. It is anticipated that Prentiss will be acquired by Brandywine Realty Trust and that Brandywine Realty Trust will transfer the Burnett Plaza Mortgaged Property to Behringer Harvard Funds, which would assume the Burnett Plaza Mortgage Loan.

THE PROPERTY:

o    The Burnett Plaza Mortgaged Property consists of a fee simple interest in a
     Class "A" office building built in 1983. The improvements, situated on two non-contiguous parcels totaling 2.20 acres, consist of a 40-story office building totaling 1,028,027 net rentable square feet and an nine-story concrete parking garage containing 1,205 parking spaces.

o    The Burnett Plaza Mortgaged Property is located in the central business district of Fort Worth, Texas, approximately 32 miles west of Dallas,
     Texas. This central business district is the largest of seven submarkets in the Fort Worth area and contains 12.5 million square feet, of which 5.6 million square feet is considered to be Class "A". The Burnett Plaza
     Mortgaged Property is located within 1 mile of Interstates 35 and 30, the major north/south and east/west thoroughfares to the region.

o    The Burnett Plaza Borrower is generally required at its sole cost and expense to keep the Burnett Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Prentiss Properties Management, L.P. manages the Burnett Plaza Mortgaged
     Property. Prentiss Properties Management, L.P., a borrower related entity, currently manages 133 office and industrial properties totaling approximately 18.4 million square feet located throughout the United
     States, with ten properties totaling approximately 4.9 million square feet located in the immediate market area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Burnett Plaza Borrower is permitted to incur mezzanine financing upon the satisfaction of the following terms and conditions including, without limitation (i) a qualified financial institution originates and at all times holds the permitted mezzanine loan; (ii) the permitted mezzanine loan is secured solely by a pledge of the permitted borrower's equity interests in the Burnett Plaza Borrower; (iii) the mezzanine lender extending the mezzanine financing executes a subordination and intercreditor agreement satisfactory to the mortgagee; (iv) the aggregate principal amount of such mezzanine financing will not exceed an amount which, when combined with the outstanding principal balance of the Burnett Plaza Mortgage Loan, will result in an loan-to-value ratio greater than 75% or in a debt service coverage ratio less than 1.05x, each as determined by the mortgagee based upon its standard underwriting criteria; and (v) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the
     Burnett Plaza Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       40

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 BURNETT PLAZA
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

PARAMUS PARK MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $110,000,000
FIRST PAYMENT DATE:                    November 1, 2005
TERM/AMORTIZATION:                     120/360 months
MATURITY DATE:                         October 1, 2015
EXPECTED MATURITY BALANCE:             $90,241,616
BORROWING ENTITY:                      Paramus Park Shopping Center Limited
                                       Partnership
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 114 payments
                                       Open: 6 payments
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $109,743,317
SHADOW RATING (MOODY'S/S&P):           Baa3/BBB+
CUT-OFF DATE LTV:                      58.7%
MATURITY DATE LTV:                     48.3%
UNDERWRITTEN DSCR:                     1.82x
MORTGAGE RATE:                         4.864%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Retail
PROPERTY SUB TYPE:                     Anchored
LOCATION:                              Paramus, New Jersey
YEAR BUILT/RENOVATED:                  1974/2001
NET RENTABLE SQUARE FEET:              312,198
CUT-OFF BALANCE PSF:                   $352
OCCUPANCY AS OF 09/16/2005:            96.2%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   General Growth Properties, Inc.
U/W NET CASH FLOW:                     $12,711,802
APPRAISED VALUE:                       $187,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                         FULL YEAR      FULL YEAR     TRAILING 12
                                       (12/31/2003)   (12/31/2004)   (06/30/2005)   UNDERWRITTEN
                                       ------------   ------------   ------------   ------------

Effective Gross Income .............    $21,572,222    $21,925,868    $21,714,774    $22,118,312
Total Expenses .....................    $ 8,276,999    $ 8,298,235    $ 8,399,778    $ 8,887,019
Net Operating Income (NOI) .........    $13,295,223    $13,627,633    $13,314,996    $13,231,293
Cash Flow (CF) .....................    $10,896,029    $12,589,825    $13,314,996    $12,711,802
DSCR on NOI ........................           1.91x          1.95x          1.91x          1.90x
DSCR on CF .........................           1.56x          1.80x          1.91x          1.82x

                              TENANT INFORMATION(1)

                              RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                 MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
-----------                 -----------   ---------   --------   ------   ----------   -----------   ----------

Foot Locker .............     Ba2/BB+       19,734       6.3%    $25.00   $  493,350       4.4%      01/31/2009
Old Navy ................    Baa3/BBB-      16,000       5.1     $15.00      240,000       2.1       07/31/2010
Gap-Gap Kids-Baby Gap ...    Baa3/BBB-      14,338       4.6     $57.36      822,428       7.3       05/31/2009
                                            ------      ----              ----------      ----
TOTAL ...................                   50,072      16.0%             $1,555,778      13.7%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2005 .............         1          1,308      0.4%        1,308          0.4%      $   36,624
2006 .............        13         33,179     10.6        34,487         11.0%      $1,181,184
2007 .............        14         15,020      4.8        49,507         15.9%      $  906,547
2008 .............        13         24,063      7.7        73,570         23.6%      $1,195,576
2009 .............        11         57,474     18.4       131,044         42.0%      $2,139,787
2010 .............        15         62,714     20.1       193,758         62.1%      $1,908,768
2011 .............         7         14,834      4.8       208,592         66.8%      $  559,383
2012 .............        12         25,551      8.2       234,143         75.0%      $1,011,302
2013 .............         7         27,284      8.7       261,427         83.7%      $  815,609
2014 .............         4          9,316      3.0       270,743         86.7%      $  288,236
2015 .............         7         23,211      7.4       293,954         94.2%      $  715,349
2016 .............         2          9,192      2.9       303,146         97.1%      $  221,660
MTM ..............         2          3,703      1.2       306,849         98.3%      $   93,176
Vacant ...........        --          5,349      1.7       312,198        100.0%      $  267,450
                         ---        -------    -----
TOTAL ............       108        312,198    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                PARAMUS PARK MALL
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The three largest tenants, representing 16.0% of the total net rentable square feet, are:

o    FOOT LOCKER (rated "Ba2" by Moody's and "BB+" by S&P) occupies 19,734 square feet (6.3% of square feet, 4.4% of rental income) under a ten-year lease expiring on January 31, 2009. The rental rate per square foot of
     $25.00 remains constant during the remaining initial lease term. Foot
     Locker is also required to pay percentage rent equal to the amount by which
     6% of sales exceeds $417 per square foot. Foot Locker together with its subsidiaries, operates as the retailer of athletic footwear and apparel.
     Foot Locker operates through two segments: Athletic Stores and
     Direct-to-Customers. The Athletic Stores segment features athletic footwear, apparel, and accessories under various brand names for running, basketball, hiking, tennis, aerobics, fitness, baseball, football and soccer. The Direct-to-Customers segment reflects Footlocker.com, Inc., which sells footwear, apparel, equipment and team licensed private-label merchandise to customers through catalogs and the internet. Foot Locker operates 3,967 primarily mall-based stores in the United States, Canada,
     Europe and the Asia Pacific region. Foot Locker employs approximately
     16,500 people. As of the fiscal year ended January 29, 2005, Foot Locker reported revenue of approximately $5.4 billion, net income of $293.0 million and stockholder equity of $1.8 billion.

o    OLD NAVY (rated "Baa3" by Moody's and "BBB-" by S&P) occupies 16,000 square feet (5.1% of square feet, 2.1% of rental income) under a 12-year lease expiring on July 31, 2010. The current rental rate per square foot of
     $15.00 increases to $18.00 on August 1, 2006. Old Navy is also required to pay percentage rent equal to the amount by which 2% of sales exceeds $750 per square foot, increasing to $900 per square foot on August 1, 2006. Old
     Navy sells retail clothing and accessories. Old Navy operates 889 stores in the United States and Canada. Old Navy is an operating division of The Gap
     Inc.

o    GAP/GAP KIDS/BABY GAP ("The Gap") (rated "Baa3" by Moody's and "BBB-" by
     S&P) occupies 14,338 square feet (4.6% of square feet, 7.3% of rental income) under a seven-year lease expiring on May 31, 2009. The current rental rate per square foot of $57.36 increases annually by 1.5%. There is one eight-year option to renew the lease with the rental rate per square foot increasing annually by 1.5%. The Gap is also required to pay percentage rent equal to the amount by which 6% of sales exceeds $900 per square foot. The Gap is a global specialty retailer selling casual apparel, accessories and personal care products for men, women and children under
     The Gap, Banana Republic, Old Navy, and Forth & Towne brand names. The Gap operates 3,050 stores in the United States, Canada, United Kingdom, France and Japan and employs approximately 152,000 people. As of the fiscal year ended January 29, 2005, The Gap reported revenue of approximately $16.3 billion, net income of $1.2 billion and stockholder equity of $4.9 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Paramus Park Mall Mortgage Loan is a $110.0 million, ten-year fixed rate loan secured by a first mortgage on an enclosed regional mall located in Paramus, Bergen County, New Jersey. The Paramus Park Mall Mortgage Loan
     matures on October 1, 2015 and accrues interest at an annual rate of
     4.864%.

THE BORROWER:

o    The Paramus Park Mall Borrower is Paramus Park Shopping Center Limited
     Partnership, a New Jersey limited partnership and single purpose bankruptcy remote entity with at least two independent directors for which the Paramus
     Park Mall Borrower's counsel has delivered a non-consolidation opinion.
     Equity ownership is held 1% by Paramus Park, Inc., a Maryland corporation, as the general partner of the Paramus Park Mall Borrower, 49.75% by Hexalon
     Real Estate, Inc., a Delaware corporation, and 49.25% by Paramus Equities,
     Inc., a Texas corporation. Through a series of intermediate ownership levels, equity ownership is eventually held by General Growth Properties,
     Inc., a Delaware corporation and the sponsor of the Paramus Park Mall
     Mortgage Loan.

o    Founded in 1954, General Growth Properties, Inc. (NYSE: "GGP"), a publicly traded real estate investment trust, is primarily engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers located in the United States.
     General Growth Properties, Inc. is the second largest owner/operator and the largest third party property manager of regional malls in the country.
     General Growth Properties, Inc., either directly or indirectly through limited partnerships and subsidiaries, owns and/or manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants, numbers that continue to grow through development, expansion and acquisition. As of the fiscal year ended
     December 31, 2004, General Growth Properties, Inc. reported revenue of approximately $1.8 billion, net income of $267.9 million and stockholder equity of $2.1 billion.

THE PROPERTY:

o    The Paramus Park Mall Mortgaged Property consists of a fee simple interest in a one and two-story regional mall built in 1974 and most recently renovated in 2001. The mall is anchored by Macy's and Sears, both of which are separately owned, non-collateral shadow anchor tenants. The collateral improvements consist of the in-line portion of the mall containing 312,198 gross leasable square feet and situated on 33.5 acres. The improvements are currently occupied by more than 100 tenants ranging in size from 60 (kiosk)
     to 19,734 square feet. Tenants in excess of 5,000 square feet include Foot
     Locker, Old Navy, The Gap, Fortunoff, Abercrombie & Fitch, Express Women's,
     H&M, The Disney Store, Charlotte Russe, Lane Bryant, The Avenue,
     Waldenbooks, Victoria's Secret, Ann Taylor Loft, New York & Company,
     Hollister Co., Hallmark and Pacific Grill.

o    The Paramus Park Mall Mortgaged Property is located in Northern New Jersey approximately 20 miles northwest of New York City. The market is considered to be one of the most densely populated retail markets in the United States containing approximately 18.7 million square feet.

o    The Paramus Park Mall Borrower is generally required at its sole cost and expense to keep the Paramus Park Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    General Growth Management, Inc. manages the Paramus Park Mall Mortgaged
     Property. General Growth Management, Inc., founded in 1954 and headquartered in Chicago, IL currently manages more than 200 retail properties located in 44 states containing approximately 200 million square feet and housing 24,000 tenants.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Paramus Park Mall Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing;
     (b) a permitted mezzanine lender originates such mezzanine financing; (c)
     the mezzanine lender will have executed an intercreditor agreement in form and substance acceptable to the rating agencies and reasonably satisfactory to the mortgagee; (d) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the
     Paramus Park Mall Mortgage Loan, results in a maximum loan-to-value ratio
     (based on a then current appraisal reasonably acceptable to the mortgagee)
     greater than 75% and a minimum debt service coverage ratio less than 1.25x
     (on an actual basis); (e) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Paramus
     Park Mall Borrower (and will not be secured by any other collateral); and
     (f) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Paramus Park Mall Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                               PARAMUS PARK MALL
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       48

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

OMNI HOTEL - SAN DIEGO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $105,000,000
FIRST PAYMENT DATE:                    June 1, 2005
TERM/AMORTIZATION:                     120/360 months
INTEREST ONLY PERIOD:                  48 months
MATURITY DATE:                         May 1, 2015
EXPECTED MATURITY BALANCE:             $96,195,944
BORROWING ENTITY:                      San Diego Ballpark Hotel Company LLC
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 114 payments Open: 6
                                       payments
UP-FRONT RESERVES:
   TAX RESERVE:                        Yes
   IMMEDIATE REPAIR RESERVE:           $1,350,000
   OTHER RESERVE(1):                   $2,000,000
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                        Yes
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

(1)  Chilled water reserve.

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $105,000,000
SHADOW RATING (MOODY'S/S&P):           NR/BBB-
CUT-OFF DATE LTV:                      61.0%
MATURITY DATE LTV:                     55.9%
UNDERWRITTEN DSCR:                     2.16x
MORTGAGE RATE(1):                      5.651%
--------------------------------------------------------------------------------

(1)  Interest rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Hotel
PROPERTY SUB TYPE:                     Full Service
LOCATION:                              San Diego, California
YEAR BUILT/RENOVATED:                  2004/NAP
NUMBER OF KEYS:                        511
CUT-OFF BALANCE PER KEY:               $205,479
OCCUPANCY AS OF 10/07/2005:            81.3%
OWNERSHIP INTEREST:                    Fee/Leasehold
PROPERTY MANAGEMENT:                   Omni Hotels Management Corporation
U/W NET CASH FLOW:                     $15,742,701
APPRAISED VALUE:                       $172,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                                     TRAILING 12
                                                     (08/31/2005)   UNDERWRITTEN
                                                     ------------   ------------
Effective Gross Income ...........................   $34,486,898    $39,649,989
Total Expenses ...................................   $19,992,230    $22,321,288
Net Operating Income (NOI) .......................   $14,494,668    $17,328,701
Cash Flow (CF) ...................................   $14,621,389    $15,742,701
DSCR on NOI ......................................          1.99x          2.38x
DSCR on CF .......................................          2.01x          2.16x

                             OPERATIONAL STATISTICS

                                                     TRAILING 12
                                                     (08/31/2005)   UNDERWRITTEN
                                                     ------------   ------------
Average Daily Rate (ADR) .........................     $193.94        $196.37
Occupancy ........................................        70.7%          81.3%
RevPAR ...........................................     $137.12        $159.59
Penetration Rate .................................        96.3%         112.0%

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The Omni Hotel - San Diego Mortgage Loan is a $105 million, ten-year fixed rate loan secured by a first mortgage on a full-service hotel located in
     San Diego, San Diego County, California. The Omni Hotel - San Diego
     Mortgage Loan is interest only for the first four years of the loan term, matures on May 1, 2015, and accrues interest at an annual rate, rounded to three decimal places, of 5.651%.

THE BORROWER:

o    The Omni Hotel - San Diego Borrower is San Diego Ballpark Hotel Company LLC
     a Delaware limited liability company and a single purpose bankruptcy remote entity for which a non-consolidation opinion has been provided by the Omni
     Hotel - San Diego Borrower's counsel. Equity ownership is held 50% by Omni
     San Diego Corporation and 50% by JMIR Investments LLC. Omni San Diego
     Corporation is 100% owned by Omni Hotels Corporation. JMIR Investments LLC is 100% owned by the John Jay Moores and Rebecca Ann Moores Family Trust.

o    JMI Services, Inc., owned by John Jay Moores and family, is an investment management company of the Moores family that was established by John Jay
     Moores in 1992. JMI Realty, the real estate investment subsidiary of JMI
     Services, is the developer of the Ballpark District, a 26-block area surrounding PETCO Park, home of the San Diego Padres, which is adjacent to the Omni Hotel - San Diego Mortgaged Property. JMI Realty manages a diversified real estate investment portfolio valued in excess of $700 million. John Jay Moores, a philanthropist and owner of the San Diego
     Padres, founded BMC Software, a business-to-business software company, in
     1994.

THE PROPERTY:

o    The Omni Hotel - San Diego Mortgaged Property consists of a fee and leasehold interest in a full-service hotel constructed in 2004. The improvements consist of a 36-story building containing a 511-room Omni
     Hotel and 32 residential condominiums situated on 0.97 acres. The hotel rooms are located on floors 1-21 and the residential condominiums which are not part of the collateral, are located on floors 22-34.

o    The Omni Hotel - San Diego's room mix consists of 257 king, 221 double/double, 14 junior suites, 13 one-bedroom suites, 2 two-bedroom suites and 4 hospitality suites. Guest amenities include 27,452 square feet of flexible meeting space, a 285-seat full-service restaurant, a coffee bar and gift shop, an outdoor pool and whirlpool, a fitness room and business center and 349 parking garage spaces.

o    The Omni Hotel Mortgaged Property is located in the downtown San Diego market and the Marina District submarket adjacent to PETCO Park, home of the San Diego Padres, and the recently expanded San Diego Convention
     Center.

o    The Omni Hotel - San Diego Borrower is generally required at its sole cost and expense to keep the Omni Hotel - San Diego Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Omni Hotel Management Corporation manages the Omni Hotel - San Diego
     Mortgaged Property. Omni Hotel Management Corporation, a 30-year old privately owned company, currently manages 38 hotels containing approximately 14,500 rooms located throughout the United States, Canada and
     Mexico. Omni Hotel Management Corporation employs approximately 8,100 people.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The Omni Hotel - San Diego Borrower is permitted to incur mezzanine financing only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and is continuing; (b) the mezzanine lender will have executed a subordination and intercreditor agreement reasonably satisfactory to the mortgagee; (c) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the Omni Hotel - San Diego Mortgage
     Loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 65% and a minimum debt service coverage ratio less than 1.10x; (d) the mezzanine loan will be secured by an equity pledge encumbering direct and indirect ownership interests in the Omni Hotel - San Diego Borrower (and will not be secured by any other collateral); (e) the mezzanine lender will at all times comply with standard rating agency criteria for a qualified transferee; (f) all documents and instruments evidencing or securing the mezzanine loan will be in form and substance reasonably satisfactory to the mortgagee; and (g) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Omni Hotel - San Diego
     Mortgaged Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                             OMNI HOTEL - SAN DIEGO
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                    ODS TOWER
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                    ODS TOWER
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

ODS TOWER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $78,500,000
FIRST PAYMENT DATE:                    January 1, 2006
TERM/AMORTIZATION:                     120/0 months
INTEREST ONLY PERIOD:                  120 months
MATURITY DATE:                         December 1, 2015
EXPECTED MATURITY BALANCE:             $78,500,000
BORROWING ENTITY:                      Morrison Street CF, LLC
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 117 payments
                                       Open: 3 payments
ONGOING MONTHLY RESERVES:
   REPLACEMENT RESERVE:                $6,112
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $78,500,000
CUT-OFF DATE LTV:                      67.1%
MATURITY DATE LTV:                     67.1%
UNDERWRITTEN DSCR:                     1.59x
MORTGAGE RATE(2):                      5.626%
--------------------------------------------------------------------------------

(1)  The Interest rate rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Office
PROPERTY SUB TYPE:                     Central Business District
LOCATION:                              Portland, Oregon
YEAR BUILT/RENOVATED:                  1999/NAP
NET RENTABLE SQUARE FEET:              407,260
CUT-OFF BALANCE PSF:                   $193
OCCUPANCY AS OF 11/10/2005:            98.6%
OWNERSHIP INTEREST:                    Fee(1)
PROPERTY MANAGEMENT:                   Ashforth Pacific, Inc.
U/W NET CASH FLOW:                     $7,105,984
APPRAISED VALUE:                       $117,000,000
--------------------------------------------------------------------------------

(1)  The ODS Tower purchased a pre-existing ground lease at the closing of such loan and now holds the entire fee simple estate in the ODS Tower Mortgaged
     Property.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                    ODS TOWER
--------------------------------------------------------------------------------

                            FINANCIAL INFORMATION(1)

                                       FULL YEAR      FULL YEAR      FULL YEAR
                                     (12/31/2002)   (12/31/2003)   (12/31/2004)   UNDERWRITTEN
                                     ------------   ------------   ------------   ------------

Effective Gross Income ...........    $11,284,498    $11,313,417    $11,651,096   $11,216,245
Total Expenses ...................    $ 4,235,581    $ 4,479,401    $ 4,507,185   $ 3,759,676
Net Operating Income (NOI) .......    $ 7,048,917    $ 6,834,016    $ 7,143,911   $ 7,456,569
Cash Flow (CF) ...................    $ 7,048,917    $ 6,834,016    $ 7,143,911   $ 7,105,984
DSCR on NOI ......................           1.57x          1.53x          1.60x          1.67x
DSCR on CF .......................           1.57x          1.53x          1.60x          1.59x

(1)  Historical financial information includes a ground lease payment by the prior owner. As the ODS Tower Borrower purchased the fee interest in the property the ground lease payment is no longer applicable. Historical ground lease payments are as follows: $843,072 (2002), $843,072 (2003) and
     $885,993 (2004).

                              TENANT INFORMATION(1)

                                       RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
----------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

ODS Health Services ..............    Not Rated     133,579      32.8%    $19.18   $2,562,401       33.0%     06/30/2019
Lane Powell Spears ...............    Not Rated      47,225      11.6     $19.54      922,649       11.9      10/07/2009
US General Services
   Administration ................     Aaa/AAA       41,403      10.2     $28.78    1,196,282       15.4      07/14/2009
Nordstrom, Inc. (Nordstrom
   Rack) .........................     Baa1/A-       33,369       8.2     $23.25      775,829       10.0      02/23/2017
                                                    -------      ----              ----------       ----
TOTAL ............................                  255,576      62.8%             $5,457,161       70.3%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                     # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------   -----------   --------   --------   ----------   -------------   ----------

2006 .............         5          2,432      0.6%        2,432          0.6%      $   55,208
2007 .............         6         13,299      3.3        15,731          3.9%      $  159,819
2008 .............         9         35,903      8.8        51,634         12.7%      $  708,343
2009 .............        13        103,341     25.4       154,975         38.1%      $2,226,995
2010 .............         9         43,966     10.8       198,941         48.8%      $  832,382
2011 .............         3          6,901      1.7       205,842         50.5%      $   83,134
2012 .............         1          4,338      1.1       210,180         51.6%      $   54,225
2013 .............         3         21,469      5.3       231,649         56.9%      $  208,293
2017 .............         1         33,369      8.2       265,018         65.1%      $  775,829
2019 .............        14        133,580     32.8       398,598         97.9%      $2,563,301
2020 .............         1          1,546      0.4       400,144         98.3%              --
2025 .............         1          1,558      0.4       401,702         98.6%      $   29,602
Vacant ...........        --          5,558      1.4       407,260        100.0%      $   70,519
                         ---        -------    -----
TOTAL ............        66        407,260    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       57

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL INFORMATION
                                    ODS TOWER
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 62.8% of the total net rentable square feet, are:

o    ODS HEALTH SERVICES ("ODS") (not rated) occupies 133,579 square feet of office (32.8% of square feet, 33.0% of rental income) under a 20-year lease expiring on June 30, 2019. The office space rental rate per square foot of
     $19.18 remains constant over the initial lease term. There are three five-year options to renew the lease with the rental rate per square foot determined at the then fair market. Founded in 1955, ODS is Oregon's oldest dental insurers. ODS offers a wide range of insurance products, including professional liability insurance, health insurance, and dental insurance.
     ODS also provides its customers with a variety of business services including dental practice management software and benefits administration.
     ODS is headquartered at the ODS Tower Mortgaged Property. ODS, a private not-for-profit company, is an affiliate of the Delta Dental Plans
     Association.

o    LANE POWELL SPEARS ("Lane Powell") (not rated) occupies 47,225 square feet of office (11.6% of square feet, 11.9% of rental income) under a ten-year lease expiring on October 7, 2009. The office space current rental rate per square foot of $19.54 increases annually by $0.50. There are two five-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Lane Powell is a law firm founded more than
     125 years ago. Practice areas include administrative law, banking and financial services, construction, corporate finance, securities, mergers and acquisitions, initial public offerings, emerging companies and venture investment, environmental, healthcare, intellectual property and internet, international business and investment, international tax, natural resources and forest products, real estate, retail distribution and trade regulation, tax and estate planning, and transportation and utilities. Lane Powell employs 170 attorneys located in three states (Washington, Alaska and
     Oregon) and in London, England.

o    US GENERAL SERVICES ADMINISTRATION ("GSA") (rated "Aaa" by Moody's and
     "AAA" by S&P) leases a total of 41,403 square feet of office (10.2% of square feet, 15.4% of rental income) on behalf of three federal agencies under five leases of various terms expiring from April 1, 2006 to March 1,
     2010. The Social Security Administration occupies 21,540 square feet under a ten-year lease expiring on July 14, 2009. The office space rental rate per square foot of $30.60 remains constant over the lease term. The
     Teleservices Division occupies 14,180 square feet under a ten-year lease expiring on January 31, 2010. The rental rate per square foot of $27.00 remains constant over the lease term. The National Labor Relations Board occupies 5,601 square feet under a ten-year lease expiring on March 31,
     2010. The rental rate per square foot of $26.46 remains constant over the lease renewal period.

o    NORDSTROM RACK (NYSE: "JWN") (rated "Baa1" by Moody's and "A-" by S&P")
     occupies 33,369 square feet of retail space (8.2% of square feet, 10.0% of rental income) under a 12-year lease expiring on February 23, 2017. The current rental rate per square foot of $23.25 increases to $25.25 in 2011 and $27.25 in 2016. There is one ten-year option to renew the lease with the rental rate per square foot commencing at $27.25 and increasing to
     $29.25 in the fifth year of the lease renewal period. Nordstrom Rack is also required to pay percentage rent equal to the amount by which 2% of sales exceeds $15,000,000 ($450 per square foot). Nordstrom Rack is a fashion specialty retailer offering a large selection of apparel, shoes and accessories for men, women and children. Nordstrom operates 95 full-line
     Nordstrom stores, 49 Nordstrom Rack stores, five Faconnable boutiques, one freestanding shoe store and two clearance stores in the United States and
     32 Faconnable boutiques in Europe. Nordstrom Rack employs approximately
     50,000 people. As of the fiscal year ended January 29, 2005, Nordstrom reported revenue of approximately $7.1 billion, net income of $393.5 million and stockholder equity of $1.8 billion.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                   ODS TOWER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The ODS Tower Mortgage Loan is a $78.5 million, ten-year fixed rate loan secured by a first mortgage on an office building located in Portland,
     Multnomah County, Oregon. The ODS Tower Mortgage Loan is interest only for the entire loan term, matures on December 1, 2015 and accrues interest at an annual rate, rounded to three decimal places, of 5.626%.

THE BORROWER:

o    The ODS Tower Borrower is Morrison Street CF, LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the ODS Tower Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
     100% by Morrison Street CF Owner, LLC, a Delaware limited liability company. Through a series of intermediate ownership levels, equity ownership is eventually held 90% by Core Portland Trust, a Maryland business trust, and 10% by Ashforth Capital, LLC.

o    The General Electric Pension Trust has $47 billion in assets and $2.8 billion invested in commercial real estate. Its advisor is GE Asset
     Management ("GEAM"), a wholly owned subsidiary of the General Electric
     Company. GEAM currently manages investment funds in excess of $200 billion.
     GEAM and affiliated entities have been managing investments for General
     Electric's employee pension and benefit plans since the 1920's.

THE PROPERTY:

o    The ODS Tower Mortgaged Property consists of a fee simple interest in a
     Class "A" office building situated on 0.90 acres and constructed in 1999.
     The improvements consist of a 23-story office building containing 359,746 square feet of office space (floors 7-24), a five-story parking garage containing 385 parking spaces (floors 1-6), and 47,514 square feet of retail and storage space located on the ground floor and basement floor.

o    The ODS Tower Mortgaged Property is currently occupied by 22 office tenants ranging in size from 1,003 to 133,579 square feet and three retail tenants ranging in size from 110 to 33,369 square feet.

o    The ODS Tower Mortgaged Property is well located in the central business district of Portland, Oregon two blocks west of the Willamette River which is the eastern boundary of the central business district. The location provides tenants with desirable river views and access to the Morrison
     Street Bridge, which provides access to Interstate 5, a north-south arterial providing access to Seattle, Washington to the North and
     California to the South. The central business district contains approximately 20 million square feet, of which approximately 10 million square feet is Class "A".

o    The ODS Tower Borrower is generally required at its sole cost and expense to keep the ODS Tower Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Ashforth Pacific, Inc. manages the ODS Tower Mortgaged Property. Founded in
     1896, Ashforth Pacific is a diversified real estate firm that owns, develops, and manages assets on the east and west coasts. Ashforth Pacific currently manages 60 office buildings containing a total of approximately
     8.5 million square feet, of which four office buildings containing a total of approximately 1.0 million square feet are located in the Portland area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                   ODS TOWER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

2001 K STREET

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $67,000,000
FIRST PAYMENT DATE(1):                 January 1, 2006
TERM/AMORTIZATION:                     120/360 months
INTEREST ONLY PERIOD(1):               1 month
MATURITY DATE:                         January 1, 2016
EXPECTED MATURITY BALANCE:             $55,864,478
BORROWING ENTITY:                      2001 K LLC
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 117 payments
                                       Open: 4 payments
UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   IMMEDIATE REPAIR RESERVE:           $438,926
ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:              Yes
   REPLACEMENT RESERVE:                $3,726
LOCKBOX:                               Hard
--------------------------------------------------------------------------------

(1)  The one month Interest Only Period represents the Mortgage Loan seller's funding of an account in an amount equal to one month's interest on the
     2001 K Street Mortgage Loan due to the first payment date under the related loan documents of February 1, 2006.

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $67,000,000
SHADOW RATING (MOODY'S/S&P):           Baa3/BBB+
CUT-OFF DATE LTV:                      46.2%
MATURITY DATE LTV:                     38.5%
UNDERWRITTEN DSCR:                     1.78x
MORTGAGE RATE:                         5.380%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Office
PROPERTY SUB TYPE:                     Central Business District
LOCATION:                              Washington, D.C.
YEAR BUILT/RENOVATED:                  2000/NAP
NET RENTABLE SQUARE FEET:              235,311
CUT-OFF BALANCE PSF:                   $285
OCCUPANCY AS OF 09/30/2005:            99.0%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Cushman & Wakefield of
                                       Washington D.C., Inc.
U/W NET CASH FLOW:                     $8,039,581
APPRAISED VALUE:                       $145,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                              FINANCIAL INFORMATION

                                   FULL YEAR      FULL YEAR      FULL YEAR
                                 (12/31/2002)   (12/31/2003)   (12/31/2004)   UNDERWRITTEN
                                 ------------   ------------   ------------   ------------

Effective Gross Income .......   $12,508,478    $12,532,258    $12,484,530    $13,476,454
Total Expenses ...............   $ 4,288,836    $ 4,254,978    $ 4,496,910    $ 4,986,058
Net Operating Income (NOI) ...   $ 8,219,642    $ 8,277,280    $ 7,987,620    $ 8,490,396
Cash Flow (CF) ...............   $ 8,219,642    $ 8,277,280    $ 7,987,620    $ 8,039,581
DSCR on NOI ..................          1.82x          1.84x          1.77x          1.88x
DSCR on CF ...................          1.82x          1.84x          1.77x          1.78x

                              TENANT INFORMATION(1)

                                       RATINGS       TOTAL       % OF      RENT     POTENTIAL   % POTENTIAL      LEASE
           TOP TENANTS               MOODY'S/S&P   TENANT SF   TOTAL SF     PSF       RENT          RENT      EXPIRATION
----------------------------------   -----------   ---------   --------   ------   ----------   -----------   ----------

Clifford Chance US LLP ...........    Not Rated     101,464      43.1%    $40.20   $4,079,314      46.2%      07/31/2015
Ross, Dixon & Bell ...............    Not Rated      49,120      20.9     $33.77    1,658,550      18.8       12/31/2010
Corporate Executive Board, Inc. ..    Not Rated      41,768      17.8     $39.72    1,659,013      18.8       07/31/2008
Bates, White & Ballentine ........    Not Rated      20,862       8.9     $30.31      632,288       7.2       04/30/2006
                                                    -------      ----              ----------      ----
TOTAL ............................                  213,214      90.6%             $8,029,165      91.0%

(1)  Information obtained from underwritten rent roll except for Ratings
     (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % Potential Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)

                             # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION             EXPIRING       SF      TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
--------------------------   -----------   --------   --------   ----------   -------------   ----------

2005 .....................        1           3,466      1.5%        3,466          1.5%      $   97,525
2006 .....................        1          20,862      8.9        24,328         10.3%      $  632,288
2007 .....................        1           2,978      1.3        27,306         11.6%      $  110,474
2008 .....................        2          46,207     19.6        73,513         31.2%      $1,793,909
2010 .....................        2          56,180     23.9       129,693         55.1%      $1,902,874
2011 .....................        1           4,154      1.8       133,847         56.9%      $  210,391
2015 .....................        1         101,464     43.1       235,311        100.0%      $4,079,314
                                ---         -------    -----
TOTAL ....................        9         235,311    100.0%

(1)  Information obtained from underwritten rent roll.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                         SUMMARY OF SIGNIFICANT TENANTS

The four largest tenants, representing 90.6% of the total net rentable square feet, are:

o    CLIFFORD CHANCE US LLP (not rated) occupies 101,464 square feet (43.1% of square feet, 46.2% of rental income) under a 15-year lease expiring on July
     31, 2015. The current rental rate per square foot of $40.20 increases annually by 3%, except in 2011, when the increase is $2.50 per square foot.
     There are two five-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Clifford Chance US
     LLP is a law firm that advises financial institutions, commercial enterprises, and state and regulatory bodies on complex and critical legal issues. The company has 28 offices located in 19 countries throughout the
     Americas, Asia, Europe and the Middle East.

o    ROSS, DIXON & BELL (not rated) occupies 49,120 square feet (20.9% of square feet, 18.8% of rental income) under an 11-year lease expiring on December
     31, 2010. The current rental rate per square foot of $33.77 increases to
     $36.77 in March 2006 and annually by 3% thereafter. There is one five-year option to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Ross, Dixon & Bell, a law firm founded in
     1983, specializes in litigation, insurance, employment, white collar criminal law, antitrust, real estate and business transactions. The firm serves a multitude of industries, including insurance, professional services, media, golf and real estate. Ross Dixon has offices in
     Washington, D.C., Orange County, San Diego and Chicago.

o    CORPORATE EXECUTIVE BOARD, INC. ("CEB") (not rated) occupies 41,768 square feet (17.8% of square feet, 18.8% of rental income) under a seven-year lease expiring on July 31, 2008. The current rental rate per square foot of
     $39.72 increases annually by 3%. Founded in 1979, CEB provides best practices research, decision support tools and executive education to corporations and not-for-profit institutions. Members include over 2,400 large corporations around the world. CEB employs approximately 1,400 people located in the Washington, D.C. and London offices. As of the fiscal year ended December 31, 2004, CEB reported revenue of approximately $280.7 million, net income of $53.7 million and stockholder equity of $327.5 million.

o    BATES, WHITE & BALLENTINE (not rated) occupies 20,862 square feet (8.9% of square feet, 7.2% of rental income) under a five-year lease expiring on
     April 30, 2006. The rental rate per square foot of $30.31 remains constant during the remaining lease term. Bates, White & Ballentine is a national consulting firm offering services in economics, finance and business analytics to leading law firms, Fortune 500 companies and government agencies.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The 2001 K Street Mortgage Loan is a $67.0 million, ten-year fixed rate loan secured by a first mortgage on an office building located in
     Washington, D.C. The 2001 K Street Mortgage Loan matures on January 1, 2016 and accrues interest at an annual rate of 5.380%.

THE BORROWER:

o    The 2001 K Street Borrower is 2001 K LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the 2001 K Street Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held by
     Bernard Spitzer and Anne Spitzer.

o    Bernard Spitzer currently owns nine residential properties containing over
     500 units and over 250 condo and co-op units, as well as two office properties (New York City and Washington, D.C.) containing approximately
     600,000 square feet.

THE PROPERTY:

o    The 2001 K Street Mortgaged Property consists of a fee simple interest in a
     Class "A" office building built in 2000. The improvements situated on 0.55 acres consist of an 11-story office building containing 235,311 net rentable square feet and a subterranean parking garage containing 200 parking spaces. The 2001 K Street Mortgaged Property is currently occupied by nine tenants ranging in size from 2,978 to 101,464 square feet.

o    The 2001 K Street Mortgaged Property is located in the Washington, D.C.
     central business district which totals approximately 31,900,000 square feet of which approximately 5,700,000 square feet is considered to be Class "A".
     The 2001 K Mortgaged Property is one of 31 Class A office buildings in the market.

o    The 2001 K Street Borrower is generally required at its sole cost and expense to keep the 2001 K Street Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    Cushman & Wakefield of Washington D.C., Inc. the property manager of the
     2001 K Street Mortgaged Property. Cushman & Wakefield, founded in 1917, performs property management for approximately 5,500 properties totaling nearly 300 million square feet and has 160 offices in 50 countries.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    Not Allowed.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                                 2001 K STREET
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

                                [PHOTOS OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

RIVER RANCH APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
LOAN SELLER:                           Bank of America
ORIGINAL PRINCIPAL BALANCE:            $57,000,000
FIRST PAYMENT DATE:                    January 1, 2006
TERM/AMORTIZATION:                     60/0 months
INTEREST ONLY PERIOD:                  60 months
MATURITY DATE:                         December 1, 2010
EXPECTED MATURITY BALANCE:             $57,000,000
BORROWING ENTITY:                      Park Sierra Properties II
INTEREST CALCULATION:                  Actual/360
CALL PROTECTION:                       Lockout/Defeasance: 57 payments
                                       Open: 3 payments
UP-FRONT RESERVES:
   TAX RESERVE:                        Yes
ONGOING MONTHLY RESERVES:
   TAX RESERVE:                        Yes
   REPLACEMENT RESERVE:                $10,734
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                  $57,000,000
CUT-OFF DATE LTV:                      64.8%
MATURITY DATE LTV:                     64.8%
UNDERWRITTEN DSCR:                     1.84x
MORTGAGE RATE:                         4.970%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
PROPERTY TYPE:                         Multifamily
PROPERTY SUB TYPE:                     Garden
LOCATION:                              Canyon Country, California
YEAR BUILT/RENOVATED:                  1998/NAP
NUMBER OF UNITS:                       465
CUT-OFF BALANCE PER UNIT:              $122,581
OCCUPANCY AS OF 10/14/2005:            96.1%
OWNERSHIP INTEREST:                    Fee
PROPERTY MANAGEMENT:                   Con Am Management Corporation
U/W NET CASH FLOW:                     $5,281,312
APPRAISED VALUE:                       $88,000,000
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION

                                 FULL YEAR      FULL YEAR     TRAILING 12
                                (12/31/2003)   (12/31/2004)   (08/31/2005)   UNDERWRITTEN
                                ------------   ------------   ------------   ------------

Effective Gross Income ......    $7,353,682     $7,204,586    $7,537,915      $7,546,125
Total Expenses ..............    $1,782,098     $1,846,894    $1,904,996      $2,140,192
Net Operating Income (NOI) ..    $5,571,584     $5,357,692    $5,632,919      $5,405,932
Cash Flow (CF) ..............    $5,446,569     $5,135,850    $5,316,804      $5,281,312
DSCR on NOI .................          1.94x          1.87x         1.96x           1.88x
DSCR on CF ..................          1.90x          1.79x         1.85x           1.84x

                            1 BEDROOM   2 BEDROOM   3 BEDROOM
                            ---------   ---------   ---------
Number of Units .........         36         267         162
Average Rent ............     $1,144      $1,405      $1,666
Average Unit Size (SF) ..        688       1,009       1,238

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

THE LOAN:

o    The River Ranch Apartments Mortgage Loan is a $57.0 million, five-year fixed rate loan secured by a first mortgage on a garden-style apartment complex located in Canyon Country, Los Angeles County, California. The
     River Ranch Apartments Loan is interest only for the entire loan term, matures on December 1, 2010 and accrues interest at an annual rate of
     4.970%.

THE BORROWER:

o    The River Ranch Apartments Borrower is Park Sierra Properties II, a
     California limited partnership and a single purpose bankruptcy remote entity with at least two independent directors for which the River Ranch
     Apartments Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 1.0% by Park Sierra Properties II, Inc., a California corporation, as the general partner of the River Ranch
     Apartments Borrower, 89.0% by Geoffrey H. Palmer and 10.0% by Dan Saxon
     Palmer Jr., as the limited partners of the River Ranch Apartments Borrower.

o    Geoffrey H. Palmer has been active in developing multifamily properties since 1975. G.H. Palmer Associates currently owns a multifamily portfolio of more than 7,800 units located throughout southern California with an estimated net worth of over $1 billion.

THE PROPERTY:

o    The River Ranch Apartments Mortgaged Property consists of a fee simple interest in a 465-unit, garden style apartment complex built in 1998. The improvements, situated on 21.19 acres, consist of 47 two and three-story buildings containing a total of 494,754 net rentable square feet. The unit mix is 36 one bedroom/one bathroom units, 12 two bedroom/two bathroom units, 255 two bedroom/two and one-half bathroom units, 81 three bedroom/two bathroom units and 81 three bedroom/two and a half bathroom units.

o    Each unit is equipped with a standard kitchen package consisting of a refrigerator, range/oven, dishwasher, disposal and microwave. Other unit amenities include a full-size washer/dryer and a patio/balcony.

o    The property is a gated-access community including a clubhouse with leasing office and fitness center, two pools with spa, and two playgrounds. There are 930 garage parking spaces and 350 surface parking spaces for a total of
     1,280 spaces.

o    The River Ranch Apartments Mortgaged Property is located in southern
     California, approximately 30 miles northwest of downtown Los Angeles. The
     Los Angeles multifamily market contains approximately 742,000 units with an overall occupancy of 96.7%. The Santa Clarita Valley apartment submarket contains approximately 16,000 units with an overall occupancy of 95.0%.

o    The River Ranch Apartments Borrower is generally required at its sole cost and expense to keep the River Ranch Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

o    The River Ranch Apartments Mortgaged Property is managed by Con Am
     Management Corporation. Con Am Management Corporation is a full service real estate management company and a subsidiary of the Con Am Group of
     Companies that was founded in 1975 and is headquartered in San Diego,
     California. Con Am Management Corporation currently manages a real estate portfolio consisting of approximately 45,000 multifamily units, which are valued at more than $2 billion

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    None.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

o    The River Ranch Apartments Borrower is permitted to incur on a one-time basis mezzanine financing secured by a pledge of direct or indirect equity interests in the River Ranch Apartments Borrower only upon the satisfaction of the following terms and conditions including, without limitation, (a) no event of default has occurred and be continuing; (b) the amount of such mezzanine loan will not exceed an amount which, when added to the outstanding principal balance of the River Ranch Apartments Mortgage Loan results in a maximum loan-to-value ratio (based on a then current appraisal reasonably acceptable to the mortgagee) greater than 70% and a minimum debt service coverage ratio less than 1.15x based on a constant of 9.25% and underwritten net income; (c) the loan term (including any extension terms)
     of the mezzanine loan will be co-terminus with or longer than the term of the River Ranch Apartments Mortgage Loan; (d) the holder of such mezzanine loan will at all times be an entity acceptable to the mortgagee (based on then current secondary market and rating agency criteria); (e) the mezzanine lender will have executed and delivered to the mortgagee a mezzanine intercreditor agreement in form and substance acceptable to the mortgagee; (f) the proceeds of such mezzanine loan will be used to make capital contributions to the River Ranch Apartments Borrower for the purpose of funding operations and/or capital expenditures at the River
     Ranch Apartments Mortgaged Property; and (g) the mortgagee will receive confirmation from the rating agencies that such mezzanine financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the
     River Ranch Apartments Mortgage Loan.

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-6

--------------------------------------------------------------------------------
                     STRUCTURAL AND COLLATERAL INFORMATION
                             RIVER RANCH APARTMENTS
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

The issuer has filed a registration statement (including a prospectus) with the
SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to
dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and the other
Underwriters and their affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer.

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